UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

                                File No. 0-28238

[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

      N/A

2)    Aggregate number of securities to which transaction applies:

      N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      N/A

4)    Proposed maximum aggregate value of transaction:

      N/A

5)    Total fee paid: $______________

[ ]   Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)    Amount previously paid:

      N/A

2)    Form, Schedule or Registration Statement No.:

      N/A

3)    Filing Party:

      N/A

4)    Date Filed:

      N/A



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

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                                                                October __, 2004

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Guardian Technologies International, Inc. on November __, 2004, beginning at
10.00 a.m. local time, in the ______________________,  at the _________________,
________________, Dulles, Virginia 20166. We look forward to greeting those of you who are able to attend.

         Please vote on all the matters listed in the enclosed Notice of Annual Meeting of Stockholders. Your Board of Directors recommends a vote FOR the proposals listed as items 1 through 3 in the Notice as described in the enclosed proxy statement.

         Whether or not you plan to attend in person, it is important that your shares be represented and voted at the Annual Meeting. If you choose to vote by traditional proxy or instruction card, please sign, date and mail the card in the envelope enclosed.

         We have established September __, 2004 as the record date for the Annual Meeting. Accordingly, all stockholders of record on September __, 2004, may vote at, and are invited to attend, the Annual Meeting. No ticket is required for admission. As a result of heightened security, however, to gain admission to the Annual Meeting, you will be required to present photo identification. Packages and bags will be inspected and may have to be checked, among other measures that may be employed to enhance the security of those attending the Annual Meeting. Please plan accordingly.

                                                Sincerely,

                                          /s/ Michael W. Trudnak

                                            Michael W. Trudnak
                             Chairman of the Board and Chief Executive Officer



                      YOUR VOTE IS IMPORTANT TO US. PLEASE
                       PROMPTLY SUBMIT YOUR PROXY BY MAIL.

                    -----------------------------------------
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                    -----------------------------------------

                              21351 Ridgetop Circle
                                    Suite 300
                             Dulles, Virginia 20166

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER __, 2004

         The Annual Meeting (Annual Meeting) of Stockholders of Guardian Technologies International, Inc. (Guardian) will be held:

                       Date:        November __, 2004

                       Place:
                                    ---------------------

                                    ---------------------

                                    ---------------------

                       Time:        10.00 a.m. local time

for the following purposes:

         1. To elect two (2) directors for a term of three years, and until their successors are duly elected and qualified or until their earlier resignation or removal;

         2. To ratify the appointment of the firm of Aronson & Company as independent accountants of Guardian for 2004;

         3. To approve an Amendment to Guardian's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock amending the terms of conversion of the Series A Convertible Preferred Stock to provide for the automatic mandatory conversion of each outstanding share of Series A Convertible Preferred Stock into 1,000 shares of common stock effective November 30, 2004; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only holders of the Company's common stock and Series A Convertible Preferred Stock at the close of business on September __, 2004, the record date, are entitled to vote on some or all of the matters listed in this Notice of Annual Meeting.

         This proxy statement and the enclosed form of proxy are being mailed to stockholders beginning October __, 2004

                                Guardian Technologies International, Inc.

                                           Michael W. Trudnak
                                                Secretary

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING..............................
What is a proxy?.............................................................
Why did you send me this proxy statement?................................. ..
How many votes do I have?....................................................
What proposals will be addressed at the Annual Meeting?......................
Why would the Annual Meeting be postponed?...................................
How do I vote in person?.....................................................
What is the difference between a stockholder of record and a "street name"
  holder?....................................................................
How do I vote by proxy?......................................................
May I revoke my proxy?.......................................................
Where are Guardian's principal executive offices.............................
How many votes can be cast by all stockholders?..............................
What vote is required to approve each proposal?..............................
Are there any dissenters' rights of appraisal?...............................
Who bears the cost of soliciting proxies?....................................
How can I obtain additional information regarding Guardian?..................
Has there been a change of control of Guardian since the beginning of the last fiscal year?..........................................................
INFORMATION ABOUT GUARDIAN STOCK OWNERSHIP...................................
Which stockholders own at least 5% of Guardian?..............................
How much stock is owned by directors and executive officers?.................
Do any of the officers and directors have an interest in the matters to be acted upon?.............................................................
Did directors,  executive officers and greater than 10% stockholders comply with Section 16(a) beneficial ownership reporting requirements in
  2003?......................................................................
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS...........................
Directors and Executive Officers.............................................
The Board of Directors.......................................................
Committees of the Board of Directors.........................................
Report of the Board..........................................................
Compensation Committee.......................................................
Nominating Committee.........................................................
CORPORATE GOVERNANCE.........................................................
ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS OF OUR CERTIFICATE OF
INCORPORATION, BYLAWS AND DELAWARE LAW.......................................
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS.............................
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................
INDEPENDENT PUBLIC ACCOUNTANTS ..............................................
DISCUSSIONS OF PROPOSALS RECOMMENDED FOR CONSIDERATION BY
  STOCKHOLDERS...............................................................
1. Election of two (2) directors for a term of three years, and until their successors are duly elected and qalified..................................
2. To ratify the appointment of Aronson & Company as the independent public accountants for 2004......................................................
3. To approve an Amendment to Guardian's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock amending the terms of conversion of the Series A Convertible Preferred Stock to provide for the automatic mandatory conversion of each outstanding share of Series A Convertible Preferred Stock into 1,000 shares of common stock effective November 30, 2004...............................................

OTHER PROPOSED ACTION........................................................
STOCKHOLDER PROPOSALS AND SUBMISSIONS........................................
INCORPORATION OF INFORMATION BY REFERENCE ...................................

APPENDIX A:    AUDIT COMMITTEE CHARTER
APPENDIX B:    Compensation Committee Charter
APPENDIX C:    Nominating Committee Charter
APPENDIX D:    CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATIONS,
               PREFERENCES AND RIGHTS TO THE SERIES A CONVERTIBLE PREFERRED
               STOCK
ATTACHMENT:    PROXY CARD

                    -----------------------------------------
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                    -----------------------------------------

                                 PROXY STATEMENT
                             DATED OCTOBER __, 2004
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT IS A PROXY?

         A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

WHY DID YOU SEND ME THIS PROXY STATEMENT?

        We sent you this proxy statement and the enclosed proxy card because the board of directors of Guardian Technologies International, Inc., a Delaware corporation (Guardian), is soliciting your vote at our Annual Meeting of Stockholders (Annual Meeting). This proxy statement summarizes the information you need to vote in an informed manner on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, date, sign and return the enclosed proxy card.

HOW MANY VOTES DO I HAVE?

        We will be sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about October __, 2004 to all stockholders. Stockholders who owned Guardian common stock at the close of business on September __, 2004 (Record Date) are entitled to one vote for each share of common stock they held on that date on all matters properly brought before the Annual Meeting. Stockholders who owned Guardian Series A Convertible Preferred Stock at the close of business on the Record Date are entitled to vote with the common stock, voting together and not as separate classes, on an "as-converted" basis, and will be entitled to 1,000 votes for each share held on that date. In addition, stockholders who owned Guardian Series A Convertible Preferred Stock are entitled to vote as a separate class on Proposal 3, in which the Board recommends an amendment to the conversion terms of the Series A Convertible Preferred Stock. When voting as a separate class, the holders of the Series A Convertible Preferred Stock are entitled to one vote for each share held on the Record Date.

        On the Record Date, the following classes of stock were issued and outstanding, and had the voting powers indicated. Each share of common stock is entitled to one vote and each share of Series A Convertible Preferred Stock, when voting as single class with the common stock is entitled to 1,000 votes. When voting as a separate class on Proposal 3, each share of Series A Convertible Preferred Stock is entitled to one vote.

------------------------------------ --------------------- ------------------------- ------------------------------
          CLASS OF STOCK              SHARES ISSUED AND        EQUIVALENT VOTES            EQUIVALENT VOTES
                                         OUTSTANDING          (COMMON STOCK AND      (SERIES A VOTING AS A SINGLE
                                                             SERIES A CONVERTIBLE               CLASS)
                                                            PREFERRED STOCK VOTING
                                                              AS A SINGLE CLASS)
------------------------------------ --------------------- ------------------------- ------------------------------
Common Stock, par value $.001 per          ________               __________                  __________
share
------------------------------------ --------------------- ------------------------- ------------------------------
Series A Convertible Preferred              5,527                 5,527,000                      5,527
Stock, par value $.20 par value
per share
------------------------------------ --------------------- ------------------------- ------------------------------
Total Votes That May be Cast at            _______                __________                     5,527
Annual Meeting of Stockholders
------------------------------------ --------------------- ------------------------- ------------------------------

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

         We will address the following proposals at the Annual Meeting:

         1. Election of two (2) directors for a term of three years, and until their successors are duly elected and qualified or until their earlier resignation or removal.

         2. Ratification of the appointment of the firm Aronson & Company as the independent accountants of Guardian for 2004.

         3. To approve an Amendment to Guardian's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock amending the terms of conversion of the Series A Convertible Preferred Stock to provide for the automatic mandatory conversion of each outstanding share of Series A Convertible Preferred Stock into 1,000 shares of common stock effective November 30, 2004.

         4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

         The Annual Meeting will be postponed if a quorum is not present on November __, 2004. If shares representing more than 50% of the votes entitled to be cast at the Annual Meeting are present in person or represented by proxy, a quorum will be present and business can be transacted. If a quorum is not present, the Annual Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting on November __, 2004, or at a later date if it is postponed, in the ________________ at the _____________, Dulles, Virginia _____ and vote in person, we will give you a ballot when you arrive. However, if your shares are held in "street name," you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

WHAT IS THE  DIFFERENCE  BETWEEN A  STOCKHOLDER  OF RECORD  AND A "STREET  NAME"
HOLDER?

         If you shares are registered directly in your name with Signature Stock Transfer, Inc., our stock transfer agent, you are considered the stockholder of record with respect to those shares.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are held in "street name."

HOW DO I VOTE BY PROXY?

         If you hold your shares of record, whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

         "FOR" the election of two (2) directors for a term of three years, and until their successors are duly elected and qualified, or until their earlier resignation or removal.

         "FOR" the ratification of the appointment of the firm Aronson & Company as the independent accountants of Guardian for 2004.

         "FOR" the approval of an Amendment to Guardian's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock amending the terms of conversion of the Series A Convertible Preferred Stock to provide for the automatic mandatory conversion of each outstanding share of Series A Convertible Preferred Stock into 1,000 shares of common stock effective November 30, 2004.

         If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

         A vote to "abstain" on any matter other than the election of directors will have the effect of a vote "against."

         If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

MAY I REVOKE MY PROXY?

        If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date.

         o You may notify Guardian in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices, before the Annual Meeting, that you are revoking your proxy.

         o        You may vote in person at the Annual Meeting.

WHERE ARE GUARDIAN'S  PRINCIPAL EXECUTIVE OFFICES?

         Our principal executive offices are located at 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166. Our telephone number is (703) 654-6000.

HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

         When the common stock and Series A Convertible Preferred Stock vote as a single class, _________________ consisting of:

         o One (1) vote for each of the _______________ shares of Guardian's common stock outstanding on the Record Date; and

         o 1,000 votes for each of the 5,527 shares of Guardian's Series A Convertible Preferred Stock outstanding on the Record Date.

         The common stock and Series A Convertible Preferred Stock will vote as a single class on all matters scheduled to be voted on at the Annual Meeting, except that the Series A Convertible Preferred Stock shall be entitled to vote as a separate class on Proposal 3. There is no cumulative voting.

         When voting as a separate class, each share of Series A Convertible Preferred Stock shall be entitled to one (1) vote for each of the 5,527 shares of Guardian Series A Convertible Preferred Stock outstanding on the Record Date.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL 1: ELECTION OF TWO DIRECTORS.

        A plurality of votes cast is required to elect each of the two (2) director nominees for a term of three years. A nominee who receives a "plurality" means he has received more votes than any other nominee for the same director's seat. There are two (2) nominees for the Class I seats. In the event no other nominations are received, management's nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate "withhold authority to vote" for the nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

         PROPOSAL 2:  RATIFICATION OF INDEPENDENT ACCOUNTANTS.

         The affirmative vote of a majority of the votes cast is required for ratification of the engagement of our independent accountants, Aronson & Company. Therefore, any shares that are not voted, including shares represented by a proxy who is marked "abstain," will not count either "for" or "against" Proposal 2.

         PROPOSAL 3: AMENDMENT OF THE TERMS OF THE SERIES A CONVERTIBLE PREFERRED STOCK.

         The affirmative vote of a majority of the votes cast of (i) all shares of Guardian's common stock, including the Series A Convertible Preferred Stock (voting on an as-converted basis), and (ii) all shares of Guardian's Series A Convertible Preferred Stock (voting on an unconverted basis) voting as a separate class, is required for ratification of an Amendment to Guardian's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred stock amending the terms of conversion of the Series A Convertible Preferred Stock to provide for the automatic mandatory conversion of each of such shares of Series A Convertible Preferred Stock into 1,000 shares of common stock effective November 30, 2004. Therefore, any shares that are not voted, including shares represented by a proxy that is marked "abstain," will not count either "for" or "against" Proposal 3.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The Board of Directors has not proposed any action for which the laws of the State of Delaware, the Certificate of Incorporation or By-laws of Guardian provide a right of a stockholder to dissent and obtain payment for shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

         Guardian will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

HOW CAN I OBTAIN ADDITIONAL INFORMATION REGARDING GUARDIAN?

         An annual report for 2003 and Form 10-QSB for the quarter ended June 30, 2004, precedes or accompanies this proxy statement. Also, we would be pleased to furnish you with a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, free of charge. A copy of either of such documents may be obtained by calling us at (703) 654-6000 or sending us an email at info@guardiantechintl.com. Guardian is subject to the informational requirements of the Securities Exchange Act of 1934 (Exchange Act), which requires that Guardian file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Guardian, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, Guardian's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; and at the SEC's regional office at: 233 Broadway, Suite 600, New York, NY 10279. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.

HAS THERE BEEN A CHANGE OF CONTROL OF GUARDIAN SINCE THE BEGINNING OF THE LAST FISCAL YEAR?

         Since the beginning of the last fiscal year there has been a change of control of Guardian. The material terms of the transaction resulting in such change of control are as follows.

         On June 26, 2003, pursuant to the terms of an Amended and Restated Agreement and Plan of Reorganization, dated effective June 12, 2003, by and among Guardian, RJL Marketing Services Inc., a privately held Delaware corporation (RJL), and all of the shareholders of RJL, Guardian acquired all of the outstanding capital stock of RJL (Reverse Acquisition) in exchange for the issuance of shares of common stock and shares of preferred stock of Guardian. The stockholders of RJL exchanged all of their shares in RJL for 5,511,500 shares of our common stock and 4,097 shares of our Series A Convertible Preferred Stock. The shares of Series A Convertible Preferred Stock have a preferential liquidation value of $20.00 per share and each share will be automatically converted into 1,000 shares of our common stock (subject to certain anti-dilution adjustments) upon our attaining Earnings Before Income Taxes and Depreciation (EBITDA) aggregating $2,500,000 following the Reverse Acquisition in the period commencing on the date of issuance through June 26, 2005, as evidenced by Guardian's financial statement contained in its reports filed with the SEC under the Exchange Act. As a condition to the closing of the Reverse Acquisition, all of the former directors and executive directors of Guardian resigned and were replaced by persons designated by RJL.

         As a condition to the closing, Mr. Moorer, the former President, Chief Financial Officer and a director of Guardian, and Messrs. Houtz and Stevens, the former directors of Guardian entered into lock up agreements with RJL and Guardian pursuant to which they agreed not to sell their shares of Guardian for a period of six (6) months, except that they may, during such period, sell an aggregate of 50,000 shares a calendar month.

         Concurrently with the closing of the Reverse Acquisition, Guardian closed on an equity financing pursuant to which it placed an aggregate of 1,000,000 shares of common stock at a price of $.50 per share for aggregate proceeds of $500,000. Such financing was required as a condition to closing of the Reverse Acquisition. Guardian has granted to investors in such offering a five (5) year piggy back registration right (except for underwritten offerings and offerings other than for cash registered on a Form S-8 or S-4).

         Immediately prior to the closing, and effective as of June 23, 2003, Guardian assigned all of its pre-closing assets and liabilities to a newly formed subsidiary, Black Mountain Holding, Inc. All of the shares of Black
Mountain Holdings, Inc., owned by Guardian will be spun off to Guardian's stockholders, pro rata, in the nature of a stock dividend distribution. Shareholders of Guardian entitled to participate in the spin-off distribution will receive one share of Black Mountain for each share of Guardian that they hold as of the record date. Guardian established June 23, 2003, as the record date for the spin off. Following that date, the shares of Guardian have traded "ex dividend." Guardian has been advised by prior management of Guardian that Black Mountain intends to file a registration statement with the SEC to register under the Securities Act the distribution of the spin off shares Guardian shareholders pro rata and the spin off will not occur until such registration statement is declared effective by the SEC. Pending effectiveness of the registration statement, the shares of Black Mountain will be held in a spin off trust for the benefit of Guardian's shareholders. The trustee of the trust is J. Andrew Moorer, the former President and Chief Financial Officer of Guardian.

         RJL was incorporated on October 23, 2002. RJL is a development stage company and has not generated any revenues as of the date of this proxy statement.

         Although Guardian is the legal acquirer in the acquisition, and remains the registrant with the SEC, under generally accepted accounting principles, the acquisition was accounted for as a reverse acquisition, whereby RJL is considered the "acquirer" of Guardian for financial reporting purposes since RJL's shareholders controlled more than 50% of the post acquisition combined entity, the management of Guardian was that of RJL after the acquisition, Guardian had no assets or liabilities as of the transaction date, and the continuing operations of the entity are those of RJL. In addition, Guardian is required to present in all financial statements and other public information filings, from the date of completion of the acquisition, prior historical financial statements and information of RJL. It also requires a retroactive restatement of RJL's historical stockholders' equity to reflect the equivalent number of shares of common stock received in the acquisition.

         In view of the foregoing, unless we indicate otherwise, the information we present in this proxy statement relates to RJL and its management, except that (i) the executive compensation information relates to current and prior management of Guardian, (ii) we have furnished information under the caption "Certain Relationships and Related Transactions" for (a) transactions involving related parties of Guardian occurring prior to the Reverse Acquisition, (b) transactions involving related parties of RJL occurring prior to the Reverse Acquisition, and (c) transactions involving related parties of Guardian post-Reverse Acquisition. However, and by way of example, we have not included the Audit Committee Report or Compensation Committee Report and related disclosures of "old" Guardian, since we do not think this information will be helpful to a consideration or evaluation of the post-Reverse Acquisition Guardian and its management.

                   INFORMATION ABOUT GUARDIAN STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF GUARDIAN?

         Our common stock and the Series A Convertible Preferred Stock (which votes on an as-converted basis with our common stock) constitute the only voting securities of Guardian. As of the Record Date, each share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes on all matters submitted to our stockholders for a vote. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be "beneficial owners" of more than 5% of our common stock. On the Record Date, there were _____________ shares of common stock issued and outstanding and 5,527 shares of Series A Convertible Preferred Stock issued and outstanding.

--------------------------------------------------------------------------------
NAME OF BENEFICIAL OWNER (1)       NUMBER OF SHARES       % OF COMMON STOCK
                                     BENEFICIALLY         BENEFICIALLY OWNED
                                       OWNED(1)
--------------------------------------------------------------------------------
Robert A. Dishaw                     3,155,500(2)                 %
--------------------------------------------------------------------------------
Michael W. Trudnak                   3,026,000(3)                 %
--------------------------------------------------------------------------------
Max Tobin                            2,300,000(4)                 %
--------------------------------------------------------------------------------

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally (1) determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as hereinafter noted, are c/o Guardian Technologies International, Inc., 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166. Mr. Tobin's address is 7805 Bayview Avenue, Suite 614, Ontario, Canada.

(2) Includes shares underlying options to purchase an aggregate of 210,000 shares of common stock which are currently exercisable. Does not include 2,212,000 shares of common stock issuable upon conversion of 2,212 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two (2) year period ending June 26, 2005. Each such share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to stockholders for a vote. Mr. Dishaw's 2,212 shares of Series A Convertible Preferred Stock will entitle him to cast 2,212,000 votes at the Annual Meeting. Accordingly, Mr. Dishaw will be entitled to cast an aggregate of 5,157,500 votes on all matters submitted to stockholders or [___%] of the total votes that may be cast at the Annual Meeting.

(3) Includes shares underlying options to purchase an aggregate of 460,000 shares of common stock which are currently exercisable. Does not include 1,885,000 shares of common stock issuable upon conversion of 1,885 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two (2) year period ending June 26, 2005. Each share of Series A Convertible Preferred
         Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to the holders of common stock for a vote. Mr. Trudnak's 1,885 shares of Series A Convertible Preferred Stock will entitle him to cast 1,885,000 votes at the Annual Meeting. Accordingly, Mr. Trudnak will be entitled to cast an aggregate of 4,451,000 votes on all matters submitted to stockholders or [___%] of the total votes that may be cast at the Annual Meeting.

(4) Represents 1,568,761 shares of common stock held by the Tobin Family Trust of which Mr. Tobin is the trustee and 731,239 shares of common stock held by the Max Tobin Family Trust of which Mr. Tobin is the trustee. Does not include 1,430,000 shares of common stock issuable upon conversion of 1,430 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two (2) year period ending June 26, 2005, of which 970 are held by the Tobin Family Trust and 460 are held by the Max Tobin Family Trust. Accordingly, Mr. Tobin will be entitled to cast an aggregate of 3,730,000 votes on all matters submitted to stockholders or [___%] of the total votes that may be cast at the Annual Meeting.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

         The following table sets forth certain information with respect to the beneficial ownership of our common stock owned as of the Record Date, by: (i) beneficial owners of more than 5% of our common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group:

--------------------------------------------------------------------------------
         NAME BENEFICIAL OWNER(1)         NUMBER OF SHARES    % OF COMMON STOCK
                                            BENEFICIALLY      BENEFICIALLY OWNED
                                             OWNED (1)
--------------------------------------------------------------------------------
Robert A. Dishaw                            3,155,500(2)                %
--------------------------------------------------------------------------------
Michael W. Trudnak                          3,026,000(3)            ____%
--------------------------------------------------------------------------------
Sean W. Kennedy                                10,000               ____%
--------------------------------------------------------------------------------
M. Riley Repko                                      0                  0%
--------------------------------------------------------------------------------
Charles Theodore Nash                           2,000               ____%
--------------------------------------------------------------------------------
William J. Donovan                            200,000(4)            ____%
--------------------------------------------------------------------------------
Darrell H. Hill                               400,000(5)            ____%
--------------------------------------------------------------------------------
Steven V. Lancaster                           400,000(5)            ____%
--------------------------------------------------------------------------------
Max Tobin                                   2,300,000(6)            ____%
--------------------------------------------------------------------------------
All executive officers and directors        7,193,500(8)            ____%
as a group (8 people)(7)
--------------------------------------------------------------------------------

*        Represents less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally (1) determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as noted, are c/o Guardian Technologies International, Inc., 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166. Mr. Tobin's address is 7805 Bayview Avenue, Suite 614, Ontario, Canada.

(2) Includes shares underlying options to purchase an aggregate of 210,000 shares of common stock which are currently exercisable. Does not include 2,212,000 shares of common stock issuable upon conversion of 2,212 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two year period ending June 26, 2005. Each such share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to stockholders for a vote. Mr. Dishaw's 2,212 shares of Series A Convertible Preferred Stock will entitle him to cast 2,212,000 votes at the Annual Meeting. Accordingly, Mr. Dishaw will be entitled to cast an aggregate of 5,157,500 votes on all matters submitted to stockholders or [__%] of the total votes that may be cast at the Annual Meeting.

(3) Includes shares underlying options to purchase an aggregate of 460,000 shares of common stock which are currently exercisable. Does not include 1,885,000 shares of common stock issuable upon conversion of 1,885 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two year period ending June 26, 2005. Each share of Series A Convertible Preferred
         Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to the holders of common stock for a vote. Mr. Trudnak's 1,885 shares of Series A Convertible Preferred Stock will entitle him to cast 1,885,000 votes at the Annual Meeting. Accordingly, Mr. Trudnak will be entitled to cast an aggregate of 4,451,000 votes on all matters submitted to stockholders or _____% of the total votes that may be case at the Annual Meeting.

(4) Represents shares underlying options to purchase 200,000 shares of common stock which are currently exercisable.

(5) Includes shares underlying options to purchase an aggregated of 200,000 shares of common stock which are currently exercisable.

(6) Represents 1,568,761 shares of common stock held by the Tobin Family Trust of which Mr. Tobin is the trustee and 731,239 shares of common stock held by the Max Tobin Family Trust of which Mr. Tobin is the trustee. Does not include 1,430,000 shares of common stock issuable upon conversion of 1,430 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two year period ending June 26, 2005, of which 970 are held by the Tobin Family Trust and 460 are held by the Max Tobin Family Trust. Accordingly, Mr. Tobin will be entitled to cast an aggregate of [3,730,000] votes on all matters submitted to stockholders or ___% of the total votes that may be cast at the Annual Meeting.

(7) Includes Messrs. Dishaw, Trudnak, Repko, Kennedy, Nash, Donovan, Hill, and Lancaster,.

(8) Includes shares underlying options to purchase an aggregate of 460,000, 210,000, 200,000, 200,000, 200,000 shares of common stock which are currently exercisable granted to Messrs. Trudnak, Dishaw, Donovan, Hill and Lancaster, respectively. Does not include an aggregate of 4,097,000 shares of common stock issuable upon conversion of 2,212 shares of Series A Convertible Preferred Stock held by Mr. Dishaw and 1,885 shares of Series A Preferred Stock held by Mr. Trudnak.

DO ANY OF THE OFFICERS OR DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?
         M. Riley Repko and Charles T. Nash have been nominated for election as Class I directors and, therefore, have an interest in the outcome of Proposal 1.

         Mr. Dishaw and Mr. Trudnak own, respectively, 2,212 and 1,885 shares of Series A Convertible Preferred Stock. In the event stockholders approve the amendment to the Certificate of Designations for the Series A Preferred Stock submitted as Proposal 3 at the Annual Meeting, on November 30, 2004, the shares of Series A Convertible Preferred Stock then held by Messrs. Dishaw and Trudnak will automatically convert into shares of common stock of Guardian and Mr. Dishaw will receive 2,212,000 shares of common stock and Mr. Trudnak will receive 1,885,000 shares of common stock. Accordingly, Mr. Dishaw and Mr. Trudnak have an interest in the outcome of Proposal 3.

         Except as set forth above, to the best of Guardian's knowledge, no director or officer has an interest, direct or indirect, in any of the other matters to be acted upon. DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10%

STOCKHOLDERS COMPLY WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 2003?

         Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of equity securities of Guardian with the SEC. Officers, directors, and greater than ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

         Based upon information provided to Guardian from Reporting Persons, during the year ended December 31, 2003, Mr. Repko failed to file forms 3 and 5 in a timely fashion. Other than the foregoing, Guardian is not aware of any failure on the part of any Reporting Persons to timely file reports required pursuant to Section 16(a).

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of Guardian are:

-----------------------------------------------------------------------------
          NAME                 AGE                      TITLE
-----------------------------------------------------------------------------
Michael W. Trudnak              51        Chairman of the Board, Chief
                                          Executive Officer, Secretary, and
                                          Treasurer
-----------------------------------------------------------------------------
Robert A. Dishaw                58        President, Chief Operating
                                          Officer, and Director
-----------------------------------------------------------------------------
Sean W. Kennedy                 54        Director
-----------------------------------------------------------------------------
M. Riley Repko                  46        Director
-----------------------------------------------------------------------------
Charles T. Nash                 54        Director
-----------------------------------------------------------------------------
William J. Donovan              52        Chief Financial Officer
-----------------------------------------------------------------------------
Darrell H. Hill                 51        Vice President, Healthcare
                                          Services
-----------------------------------------------------------------------------
Steven V. Lancaster             50        Vice President, Business
                                          Development
-----------------------------------------------------------------------------

         Guardian's Certificate of Incorporation provides that the board of directors shall be divided into three classes and that, if the board consists of five directors, that the first class shall consist of two directors to hold office for a term of one year from the date of the ratification of their election by stockholders at the next meeting of stockholders held to consider such matter, the second class shall consist of one director to hold office for a term of two years from the date of the ratification of his election by stockholders at the next meeting of stockholders held to consider such matter, and the third class shall consist of two directors to hold office for a term of three years from the date of the ratification of their election by stockholders at the next meeting of stockholders held to consider such matter. At each succeeding annual meeting of stockholders, the successors to the class of directors whose terms shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. Messrs. Nash and Repko have been designated by the board as Class I directors, Mr. Kennedy has been designated as a Class II director, and Messrs. Trudnak and Dishaw have been designated as Class III directors.

         Biographical information with respect to the present executive officers and directors of Guardian are set forth below. There are no family relationships between any present executive officers or directors.

MICHAEL W. TRUDNAK, CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, SECRETARY, TREASURER AND DIRECTOR. Mr. Trudnak was appointed Chairman of the Board, Secretary, and Chief Executive Officer and designated as a Class III director of Guardian effective June, 2003. From March 2003 and until the present, Trudnak has been Chairman of the Board, Chief Executive Officer, Secretary, Treasurer and a director of RJL. From October 2002 to March 2003, Mr. Trudnak was a consultant to certain telecommunications services companies. From April 2002 to October 2002, Mr. Trudnak was Chief Operating Officer and subsequently President, Chief Executive Officer and a director of Advanced Data Centers, Inc., a privately held telecommunications services company. From July 2001 to March 2002, Mr. Trudnak served as Vice President of Mid-Atlantic Sales for Equant N.V, a leading provider of global IP and data services to multinational companies. Prior to Equant's acquisition of Global One, Inc., in July 2001, Mr. Trudnak served as an Executive Director for South East Region Sales for Global One from June 1998 to July 2001, and from January 1996 to June 1998, served as Managing Director of Global One's sales and operations in France and Germany. From November 1989 through December 1995, Mr. Trudnak served as director of facilities engineering and then Senior Group Manager for Sprint International, a global telecommunications services provider. Mr. Trudnak has over twenty-five years of diversified executive management, sales, business operations, technical and administrative experience in the telecommunications industry. Mr. Trudnak served in the Marine Corps from April 1972 through January 1976.

ROBERT A. DISHAW, PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR. Mr. Dishaw was appointed President and Chief Operating Officer and designated as a Class III director of Guardian effective as of June, 2003. From October 2002 and until the present, Mr. Dishaw has been President and a director of RJL. From December 2000 to April 2002, Mr. Dishaw was the Executive Vice President and General Manager of Diagnos, Inc., a publicly held Canadian company, which has developed and markets certain knowledge extraction software technology. From June 1999 to November 2000, Mr. Dishaw was a management consultant to certain public and private companies in the U.S. and Canada, providing capital raising, operational, sales and marketing services to such companies. From April 1997 to January 1999, Mr. Dishaw was President of HDB Communications, Inc., a private corporation that provided installation services for Canadian digital satellite providers. Mr. Dishaw served for more than seven years in the U.S. Air Force and for ten years in the U.S. Diplomatic Service serving as a Second Secretary for Administration/Political reporting at U.S. Embassies in Brazil, Guyana, Zaire, Burma and Czechoslovakia.

SEAN W. KENNEDY, DIRECTOR. Mr. Kennedy was designated as a Class II director of Guardian effective in July, 2003. From January 2001 to the present Mr. Kennedy has been President and Chief Executive Officer of BND Group, Inc., a privately held software development company. From October 1999 to December 2000, Mr. Kennedy was divisional Vice President of Votenet Solutions a Web development and consultant for trade associations, political parties and related organizations. From April 1994 to October 1999, Mr. Kennedy was President and CEO of Raintree Communications Corporation, a privately held telecommunication services company, focused on providing technology tools for legislative lobbying to Trade Associations and Fortune 500 companies. From June, 1989 to April 1994 Mr. Kennedy was President and CEO of Electronic Funds Transfer Association, a trade association for the electronic payments systems industry. Mr. Kennedy is a graduate of Mount Saint Mary's College in Emmitsburg, Maryland.

CHARLES T. NASH, DIRECTOR. Mr. Nash was designated as a Class I director of Guardian effective as of June 17, 2004 to fill a vacancy on the board of directors created by the resignation of Mr. Walter Ludwig. From October 2000 to present, Mr. Nash has been President of Emerging Technologies International, Inc., a privately held technology consulting company. From April 1998 to October 2000, Mr. Nash was vice president of Emerging Technology Group, a defense consulting and emerging technology marketing company. From November 1994 to January 1998, Mr. Nash was head of Strike/Anti-surface Unite Warfare and Air to Air/Strike Support sections on the staff of the Chief of Naval Operations, Pentagon. Prior to that Mr. Nash held various military leadership roles in the United States and Europe. Mr. Nash retired from the U.S. Navy in 1998 with the rank of Captain U.S.N. Mr. Nash received a BS Aeronautics from the Parks College of Aeronautical Technology, Saint Louis University in 1973, and is a 1989 graduate of the National War College.

M. RILEY REPKO. Mr. Repko was designated as a Class I director of Guardian effective as of October 1, 2003. Mr. Repko was elected Chairman of the Board of Directors of IQBiometrix in June 2003, a public company. From June 2001 through April 2003, Mr. Repko served as Vice President - Sales & Business Development for TRW Systems, Inc., Global IT Division. From December 1998 through June 2001, Mr. Repko served as Managing Director, Asia-Pacific Channels for Siebel Systems, Inc. Since June 1994, Mr. Repko has been a principal of The Repko Group, a business consulting firm. Mr. Repko's academic credentials include attending the Senior Military School at the National Defense University; an MS from the U.S. Air Force's Air War College; an M.B.A. (summa cum laude) from St. Mary's University, Texas in Operations Management; a B.S. in Electrical Engineering from the Air Force Institute of Technology, Ohio; and a B.S. in Physics/Math (cum laude) from St. Bonaventure University, New York.

WILLIAM J. DONOVAN, CHIEF FINANCIAL OFFICER. Mr. Donovan has been Chief Financial Officer of Guardian since August 18, 2003. From January 2003 until August 2003, Mr. Donovan was an independent consultant to an affiliate of American Express Small Business Services. From September 1999 through December 2002, Mr. Donovan was CFO of Streampipe.com, Inc., a privately held streaming communications media company, which was sold to Tentv, Inc., in December 2002. From October 1996 to August 1999, Mr. Donovan was Chief Operating and Financial Officer for TDI, Inc., a privately held international wireless telecommunications services company. From October 1986 to October 1996, Mr. Donovan was the CFO, Secretary, Treasurer and a Director at Riparius Corporation, a privately held holding company with operating subsidiaries in the areas of real estate development, property management, general contracting, government contracting, and telecommunications engineering. From October 1980 to October 1986, Mr. Donovan was the Controller for McCormick Properties, Inc., a publicly held commercial real estate subsidiary of McCormick & Company. From July 1973 to October 1980, Mr. Donovan was the Controller for AMF Head Sports Wear, Inc., a privately held international sporting goods manufacturer and a subsidiary of AMF, Inc., a publicly held company. Mr. Donovan received a Bachelor of Arts in History in 1973, from the University of Maryland, an MBA from the Sellinger School of Business, Loyola College, Baltimore Maryland in 1982, and a Certificate in Accounting from the University of Maryland in 1978. Mr. Donovan has been a Certified Public Accountant since 1982. He is also a Certified Business Valuation & Transfer Agent, Business Brokers Network, 2002. He has been on the Board as an Advisor for Nogika Corporation, a privately held software company since 2001.

DARRELL H. HILL, VICE PRESIDENT, GUARDIAN HEALTH CARE SYSTEMS. Mr. Hill was hired as Vice President of Guardian Technologies in May 2003. From December 2000 to January 2002 Mr. Hill served as Director of Network Services for Global One Telecommunications, an international telecommunications company. From October 1998 until December 2000 Mr. Hill was Head of Program Management for the United States, Canada and Latin America for Global One. From 1993 until October 1998 Mr. Hill was Sr. Group Manager of Partnership Marketing for Sprint International in Reston, VA. From 1979 to 1993, Mr. Hill held various positions within Sprint International, including management positions within Marketing, Systems Development, Customer Service, Order Fulfillment and Billing. Mr. Hill has developed a wide breadth of experience as a business executive responsible for large project management, operations support and IT development in his 23 years in the telecommunications industry.

STEVEN V. LANCASTER, VICE PRESIDENT, BUSINESS DEVELOPMENT. Mr. Lancaster was hired as Vice President of Guardian Technologies in May 2003. From February 2001 to December 2002 Mr. Lancaster served as Assistant Vice President Global Large Account Sales for Global One Telecommunications, an international telecommunications company. From November 1997 until February 2001 Mr. Lancaster was Executive Director Multinational Sales Management for the US, Asia, Europe and Latin America regions or Global One. From 1990 until November 1997 Mr. Lancaster was Group Manager, Global Account Management for Sprint International in Reston, VA. From 1981 to 1990, Mr. Lancaster held various Engineering,
Marketing and Sales positions with GTE, British Telecom and Sprint International. Mr. Lancaster has developed a wide breadth of experience as a business executive responsible for international business development, marketing, large account sales and management in his 22 years in the telecommunications industry.

         Each officer of Guardian is appointed by the board of directors and holds his office at the pleasure and direction of the board of directors or until his earlier resignation, removal or death.

         There are no material proceedings to which any director, officer or affiliate of Guardian, any owner of record or beneficially of more than five percent of any class of voting securities of Guardian, or any associate of any such director, officer, affiliate of Guardian or security holder is a party adverse to Guardian or any of its subsidiaries or has a material interest adverse to Guardian or any of its subsidiaries.

THE BOARD OF DIRECTORS

         The Board oversees the business affairs of Guardian and monitors the performance of management. During the fiscal year ended December 31, 2003, and following the Reverse Acquisition, the Board held 25 meetings and handled certain business through unanimous written consents of its board in accordance with its by-laws and applicable Delaware law. No director attended less than 75% of such meetings. Guardian has a policy of requesting all directors to attend annual meetings of stockholders. All of Guardian's directors, except Mr. Repko who was traveling, attended our special meeting of stockholders on February 13, 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

         Prior to the Reverse Acquisition, Guardian had an audit committee and a compensation committee. We have been advised by prior management of Guardian, that the audit committee met once during fiscal 2003 and that the compensation committee met once during fiscal 2003. Following the Reverse Merger, the new Board of Directors did not create an audit committee, nominating committee and compensation committee until September 14, 2004. Accordingly, for the period following the Reverse Merger in fiscal 2003, the entire board of directors performed the functions of an audit committee, nominating committee, and compensation committee.

         The audit committee functions the entire board performed were as follows:

         The Board of Directors' authority included the engagement of and approval of services provided by Guardian's independent accountants as well as the review of (i) the professional services provided by, independence and qualifications of Guardian's independent auditors; (ii) material changes in accounting polices and financial reporting practices and material developments in financial reporting standards in consultation with the independent auditors and management; (iii) the plan and scope of annual external audit as recommended by the independent auditors; (iv) the adequacy of Guardian's internal accounting controls and the results of material internal audits in consultations with the independent auditors and any internal auditor; (v) Guardian's financial statements and the results of each external audit in consultation with management and the independent auditors; (vi) the auditing and accounting principles and practices to be used in the preparation of Guardian's financial statements in consultation with Guardian's independent auditors and Guardian's principal financial and accounting officer; (vii) the financial structure, condition and strategy of Guardian, including making recommendations with respect thereto and approving such matters that are consistent with general financial policies and direction from time to time determined by the board of directors; and (viii) the compliance by Guardian with legal and regulatory requirements, including Guardian's disclosure controls and procedures.

         On September 14, 2004, the Board of Directors created an audit committee, a compensation committee, and a nominating committee. Copies of the charters for such committees are attached as Appendix A, Appendix B, and Appendix C.

REPORT OF THE BOARD

         The following paragraphs constitute information that shall not be deemed to be "soliciting material," or to be "filed" with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act. This information shall also not be deemed to be incorporated by reference into any filings by Guardian with the SEC, notwithstanding the incorporation of this Proxy Statement into any filings.

        With regard to the fiscal year ended December 31, 2003, the board of directors performed the following functions:

         o        reviewed   audit   services  and   selection   of   Guardian's
                  independent auditors;

         o reviewed and discussed the audited financial statements with management;

         o discussed with Guardian's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380); SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements;

         o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence; and

         o based on the review and discussions above, the entire board of directors approved the audited financial statements for the last fiscal year.

                                                By the entire Board of Directors

                                                Michael W. Trudnak
                                                Robert A. Dishaw
                                                Sean W. Kennedy
                                                M. Riley Repko

AUDIT COMMITTEE

         The current Audit Committee was formed in September 14, 2004 and consists of Sean W. Kennedy and Charles T. Nash, each of whom are qualified to serve on the Audit Committee under rules of the American Stock Exchange. Mr. Kennedy was appointed chairman on September 14, 2004. The Audit Committee that existed prior to the Reverse Merger held one meetings during fiscal 2003. The Board of Directors has determined that each member of the Audit Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

         The Board of Directors has adopted a written charter for the Audit Committee, which provides that the Audit Committee's primary functions are to
(a) oversee the integrity of Guardian's financial statements and Guardian's compliance with legal and regulatory reporting requirements, (b) appoint a firm of certified public accountants whose duty it is to audit Guardian's financial records for the fiscal year for which it is appointed, (c) evaluate the qualifications and independence of the independent auditors, (d) oversee the performance of Guardian's internal audit function and independent auditors, and
(e) determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Guardian's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles in the United States. Management is responsible for preparing Guardian's financial statements, and the independent auditors are responsible for auditing those financial statements.

COMPENSATION COMMITTEE

         The current Compensation Committee was formed in July, 2004 and consists of Sean W Kennedy, M. Riley Repko, and Charles T, Nash. Mr. Kennedy was appointed chairman on September 14, 2004. The Board has adopted a written charter for the Compensation Committee which is attached as Appendix B to this Proxy Statement. The Compensation Committee that existed prior to the Reverse Merger held one meeting during fiscal 2003.

         The Compensation Committee's primary functions are to:

         o evaluate the performance of the CEO and determine the CEO's total compensation and individual elements thereof;

         o determine the compensation level of the CEO and President and review and approve corporate goals and objectives relevant to senior executive compensation (including that of the CEO), evaluate senior management's performance in light of those goals and objectives, and determine and approve senior management's compensation level based on their evaluation;

         o evaluate the performance of other executive officers and determine their total compensation and individual elements thereof;

         o make all grants of restricted stock or other equity based compensation to executive officers;

         o        administer Guardian's compensation plans and programs;

         o recommend to the Board for approval equity based plans an incentive compensation plans;

         o        review management development and succession programs; and

         o review appropriate structure and amount of compensation for Board members.

         The Board of Directors has determined that all members of the Compensation Committee currently are independent within the meaning set forth in
Section 121A of the American Stock Exchange Company Guide.

NOMINATING COMMITTEE

         The Board created the Nominating Committee on September 14, 2004. The Nominating Committee consists of three members, Messrs. Kennedy, Repko and Nash. Mr. Nash was appointed chairman on September 14, 2004. The Board has adopted a written charter for the Nominating Committee which is attached as Appendix C to this Proxy Statement.

         The Nominating Committee's primary functions are to

         o consider, recommend and recruit candidates to serve on the Board and to recommend the director nominees selected by the Committee for approval by the Board and the stockholders of Guardian;

         o recommend to the Board when new members should be added to the Board;

         o recommend to the Board the director nominees for the next annual meeting;

         o when vacancies occur or otherwise at the direction of Board, actively seek individuals whom the Committee determines meet the criteria and standards for recommendation to the Board;

         o consider recommendations of director nominees by stockholders and establish procedures for shareholders to submit recommendations to the Committee in accordance with applicable SEC rules and applicable listing standards;

         o report, on a periodic basis, to the Board regarding compliance with the Committee's Charter, the activities of the Committee and any issues with respect to the duties and responsibilities of the Committee;

         o        establish  a  process  for   interviewing  and  considering  a
                  director candidate for nomination to the Board;

         o recommend to the Board guidelines and criteria as to the desired qualifications of potential Board members;

         o provide comments and suggestions to the Board concerning Board committee structure, committee operations, committee member qualifications, and committee member appointment;

         o review and update the Committee's charter at least annually, or more frequently as may be necessary or appropriate; and

         o perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the SEC or as required by the rules and regulations of the American Stock Exchange.

       The Board of Directors has determined that all members of the Nominating Committee currently are independent within the meaning set forth in Section 121A of the American Stock Exchange Company Guide.

                              CORPORATE GOVERNANCE

BOARD AND COMMITTEE GOVERNING DOCUMENTS

         The Board has adopted charters for its Audit Committee, Compensation Committee, and Nominating Committee which you may review on our corporate website at www.guardiantechintl.com webpage. In addition, these documents also are available in print to any stockholder who requests a copy from Guardian. Guardian has determined that the "independence" of a director shall be determined in accordance with the director independence requirements set forth in the American Stock Exchange Company Guide, Section 121A.

NOMINATION PROCESS FOR DIRECTOR CANDIDATES

         The Nominating Committee is, among other things, responsible for identifying and evaluating potential candidates and recommending candidates to the Board for nomination.

         The Committee regularly reviews the composition of the Board and whether the addition of directors with particular experiences, skills, or characteristics would make the Board more effective. When a need arises to fill a vacancy or it is determined that a director possessing particular experience, skills, or characteristics would make the Board more effective, the Committee initiates a search. As a part of the search process, the Committee may consult with other directors and members of senior management, and may hire a search firm to assist in identifying and evaluating potential candidates. To date, the Committee has not retained any such consultant but may do so in the future.

         The Committee may at its discretion retain an outside director candidate search consultant. Such a consultant will seek out candidates who have the experiences, skills, and characteristics that the Committee has determined are necessary to serve as a member of Guardian's Board. Such a consultant will research the background of all candidates, conduct extensive interviews with candidates and their references, and then presents the most qualified candidates to the Committee and Guardian's management.

         When considering a candidate, the Committee reviews the candidate's integrity, commitment, business judgment, financial literacy, expertise in finance and accounting, experience, skills, industry knowledge, diversity, and other criteria and characteristics. The Committee also considers whether a potential candidate will otherwise qualify for membership on the Board, and whether the potential candidate would likely satisfy the independence requirements established by the Board and any exchange or other market on which Guardian's stock is then listed or traded.

         Candidates are selected on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity, ability to make independent, analytical inquiries, and their experience with and understanding of the business environment. With respect to the minimum experiences, skills, or characteristics necessary to serve on the Board, the Committee will only consider candidates who:

            a. have the experience, skills, and characteristics necessary to gain a basic understanding of the:

                  (i) principal operational and financial objectives and plans of Guardian;

                  (ii)  results  of  operations   and  financial   condition  of
                        Guardian and of any significant subsidiaries or business segments; and

                  (iii) relative  standing of Guardian and its business segments in relation to its competitors;

            b. have a perspective that will enhance the Board's strategic discussions; and

            c.    are  capable of and  committed  to devoting  adequate  time to
                  Board  duties,   and  are   available  to  attend   Guardian's
                  regularly-scheduled Board and committee meetings.

         All potential candidates are interviewed by the CEO, the Chairman of the Board, and the Chair of the Committee, and may be interviewed by other directors and members of senior management as desired and as schedules permit. The Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, add an additional member or recommend a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

         Walter Ludwig was appointed to the Board on June 26, 2003, and M. Riley Repko was appointed to the Board on October 1, 2003, both as Class I directors. Charles T. Nash was appointed to the Board on June 17, 2004, as a Class I director to replace Mr. Ludwig who resigned on May 18, 2004. Mr. Repko was elected to the Board by stockholders at Guardian's Special Meeting of stockholders on February 13, 2004 and is being nominated for election at the 2004 Annual Meeting. Mr. Nash has been nominated for election to the Board at the 2004 Annual Stockholders Meeting. Mr. Nash was recommended by the Chairman of the Board, the CEO, non-management directors, and other executive officers prior to the formation of the Nominating Committee. All of Guardian's directors participated in the consideration of the appointment of Mr. Nash. Mr. Nash's initial interview was conducted by Mr. Trudnak and Mr. Dishaw after which he was introduced and his credentials reviewed by all Board members.

         Each of Michael W. Trudnak and Robert A. Dishaw are beneficial owners of more than five percent of the outstanding shares of Guardian. Any participation by them in the nomination process was considered to be in their capacities as directors of Guardian, and not as recommendations from security holders that beneficially own more than five percent of the outstanding shares.

STOCKHOLDER RECOMMENDATIONS OF CANDIDATES

         Stockholders may recommend candidates by writing to the Secretary of Guardian Technologies International, Inc., 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166. The recommendation must include the following information:

            a.    The candidate's name and business address;

            b. A resume describing the candidate's qualifications, and which clearly indicates that he or she has the minimum experiences, skills, and qualifications that the Committee has determined are necessary to serve as a director;

            c A statement as to whether or not, during the past ten years, the candidate has been convicted in a criminal proceeding (excluding traffic violations) and, if so, the dates, the nature of the conviction, the name or other disposition of the case, and whether the individual has been involved in any other legal proceeding during the past five years;

            d. A statement from the candidate that he or she consents to serve on the Board if elected; and

            e. A statement from the person submitting the candidate that he or she is the registered holder of shares, or if the shareholder is not the registered holder, a written statement from the "record holder" of the shares (usually a broker or bank) verifying that at the time the shareholder submitted the candidate that he or she was a beneficial owner of shares.

         All candidates nominated by a stockholder pursuant to the requirements above will be submitted to the Committee for its review, which may include an analysis of the candidate from Guardian's management.

AUDIT COMMITTEE FINANCIAL EXPERT

         Guardian does not have an "audit committee financial expert" as that term is defined in Item 401(e) of Regulation S-B promulgated by the SEC. Guardian has been unable to identify a qualified candidate for nomination to the Board. Guardian is committed to identifying a qualified candidate during 2004.

BOARD PRE-APPROVAL POLICY WITH REGARD TO INDEPENDENT AUDITOR AND AUDIT AND OTHER SERVICES

         To ensure the independence of Guardian's independent auditor and to comply with applicable securities laws, the Board is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by Guardian's independent accountants. For that purpose, the Board has established a policy and related procedures regarding the pre-approval of all audits, audit-related, and non-audit services to be performed by Guardian's independent accountants (the "Policy"). The Board fulfilled such responsibilities during the period following the Reverse

Acquisition and until the formation of the new Audit Committee on September 14, 2004, and that the new Audit Committee will fulfill such responsibilities following its formation.

         The Policy provides that Guardian's independent accountant may not perform any audit, audit-related, or non-audit service for Guardian, subject to those exceptions that may be permitted by applicable law, unless: (1) the service has been pre-approved by the Board, or (2) Guardian engaged the independent accountant to perform the service pursuant to the pre-approval provisions of the Policy. In addition, the Policy prohibits the Board from pre-approving certain non-audit services that are prohibited from being performed by Guardian's independent accountant by applicable securities laws. The Policy also provides that the Chief Financial Officer will periodically update the Board as to services provided by the independent auditor. With respect to each such service, the independent accountant provides detailed back-up documentation to the Board and the Chief Financial Officer.

         Pursuant to its Policy, the Board has pre-approved certain categories of services to be performed by the independent accountant and a maximum amount of fees for each category. The Board annually re-assesses these service categories and the associated fees. Individual projects within the approved service categories have been pre-approved only to the extent that the fees for each individual project do not exceed a specified dollar limit, which amount is re-assessed annually. Projects within a pre-approved service category with fees in excess of the specified fee limit for individual projects may not proceed without the specific prior approval of the Board (or a member to whom pre-approval authority has been delegated). In addition, no project within a pre-approved service category will be considered to have been pre-approved by the Board if the project causes the maximum amount of fees for the service category to be exceeded, and the project may only proceed with the prior approval of the Board (or a member to whom pre-approval authority has been granted) to increase the aggregate amount of fees for the service category.

         At least annually, the Board designates a member of the Board to whom it delegates its pre-approval responsibilities. That member has the authority to approve interim requests as set forth above within the defined, pre-approved service categories, as well as interim requests to engage Guardian's independent accountant for services outside the Board's pre-approved service categories. The member has the authority to pre-approve any audit, audit-related, or non-audit service that falls outside the pre-approved service categories, provided that the member determines that the service would not compromise the independent accountant's independence and the member informs the Board of his or her decision at the Board's next regular meeting.

CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

         Guardian has adopted a Code of Ethics for its Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and any person performing similar functions. A copy of the Code of Ethics is available on our website at www.guardiantechintl.com, click on Corporate Governance, and then click on "Code of Ethics for CEO/Senior Financial Officers."

COMMUNICATION WITH DIRECTORS

         The Board of Directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about Guardian directly to either the full Board of Directors or one or more directors by mailing their communications to Guardian at the following address: Guardian Technologies International, Inc.,

21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166, Attention: Corporate Secretary (Board Matters). The Secretary promptly will forward all stockholder communications and other communications from interested parties unopened to the intended recipient.

Anti-Takeover Effects Of Certain Provisions Of Our Certificate Of Incorporation, Bylaws And Delaware Law

         Our certificate of incorporation, provisions of our bylaws and Delaware law could discourage takeover attempts and prevent stockholders from changing our management.

         Our certificate of incorporation authorizes the issuance of up to 1,000,000 shares of preferred stock, of which 6,000 have been designated as Series A Convertible Preferred Stock, of which 5,527 are issued and outstanding. The board of directors, without further action by the stockholders, is authorized to issue the remaining shares of preferred stock in one or more series and to fix and determine as to any series, any and all of the relative rights and preferences of shares in each series, including without limitation, preferences, limitations or relative rights with respect to redemption rights, conversion rights, voting rights, dividend rights and preferences on liquidation. The issuance of additional shares of preferred stock with voting and conversion rights could materially adversely affect the voting power of the holders of common stock and may have the effect of delaying, deferring or preventing a change in control of Guardian.

         We are subject to Section 203 of the Delaware General Corporation Law, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an "interested stockholder" is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15% or more of the corporation's voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, including discouraging takeover attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

         We also have a staggered Board of Directors and vacancies resulting from an increase in the size of our Board may be filled by a majority of our directors then in office.

         The affirmative vote of two-thirds of our issued and outstanding shares of common stock is required to call a special meeting of our stockholders.

         Guardian's Board of Directors and stockholders have concurrent power to make, alter, amend, change, add to or repeal our bylaws, provided that any such change must be authorized by a majority of our authorized directors or receive the affirmative vote of not less than 80% of our voting stock.

         No action required or permitted to be taken at a meeting of our stockholders may be taken by written consent without a meeting.

         We have no plans or proposal to adopt any other provision or enter into any arrangements that may have a material anti-takeover consequence.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth the aggregate cash compensation paid for services rendered during the last three years by each person serving as our President and Chief Executive Officer during the last year and our other most highly compensated executive officers serving as such at the end of the year ended December 31, 2003 whose compensation was in excess of $100,000 (Named Executive Officers). The information below is provided with regard to Messrs. Trudnak, Dishaw, Donovan, Hill, Lancaster, and Moorer. Mr. Moorer resigned as our President, CEO and as a director upon the closing of the Reverse Acquisition, effective June 26, 2003.

                                     TABLE 1

                           SUMMARY COMPENSATION TABLE
                           -------------------------

                                   ANNUAL COMPENSATION(1)        AWARDS    PAYOUTS
                                ------------------------------  --------   -------
                                                      OTHER      STOCK
NAME AND PRINCIPAL       YEAR    SALARY    BONUS  COMPENSATION  AWARD(S)   OPTIONS/
    POSITION            ENDED     ($)       ($)      ($)(8)       ($)        SARs
---------------------   -----   --------   -----  ------------  --------   --------
J. Andrew Moorer,        2003   $ 72,600    -0-        -0-      $ 33,814     -0-
President and
CEO(2)

                         2002   $ 75,000    -0-        -0-      $ 45,000     -0-
                         2001   $ 75,000    -0-        -0-      $ 45,000     -0-
Michael W. Trudnak       2003   $275,059    -0-     $ 6,000     $400,000     -0-
CEO(3)
Robert A. Dishaw         2003   $275,059    -0-     $ 6,000     $400,000     -0-
President and Chief
Operating Officer(4)
                         2002   $ 70,865    -0-     $70,865     $  1,546     -0-
William J. Donovan       2003   $ 57,560    -0-        -0-      $200,000     -0-
Chief Financial
OFFICER(5)
                         2003   $ 76,923    -0-        -0-      $200,000     -0-
Darrell H. Hill
Vice President,
Guardian Health Care
Systems(6)
Steven V. Lancaster      2003   $ 76,923    -0-        -0-      $200,000     -0-
Vice President,
Business Development(7)

(1) The above table reflects salary expenses as recorded on Guardian's financial statements in accordance with generally accepted accounting principles. As such, the amounts may differ from the base salary rates discussed below.

(2) Mr. Moorer's compensation reflects cash compensation paid towards his base salary, as well as, other compensation which reflects stock grants in lieu of salary and bonuses. Mr. Moorer accepted a reduction in his base salary in exchange for stock grants.

(3) Mr. Trudnak became the Chief Executive Officer of RJL on January 1, 2003. Mr. Trudnak earned $226,622 of salary during 2003, which is accrued and unpaid as of December 31, 2003.


(4) Mr. Dishaw, the founder of RJL Marketing Services Inc. earned $77,844 of salary during 2002 and $226,622 during 2003, which are accrued and unpaid as of December 31, 2003.

(5)   Mr. Donovan became an executive officer on August 18, 2003.

(6) Mr. Hill became Vice President, Guardian Health Care Systems on May 19, 2003. Mr. Hill earned $49,746 of (6) salary during 2003, which was earned, accrued and unpaid as of December 31, 2003.

(7) Mr. Lancaster became Vice President, Business Development on May 19, 2003. Mr. Lancaster earned $49,746 of salary during 2003, which was earned, accrued and unpaid as of December 31, 2003.

(8)   Represents automobile allowance payments.


                                     TABLE 2

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                     % OF TOTAL
                                                    OPTIONS/SARS
                                                     GRANTED TO           EXERCISABLE OR
                              OPTIONS/SARS          EMPLOYEES IN            BASE PRICE          EXPIRATION DATE
NAME                         GRANTED (#)(1)          FISCAL YEAR              ($/SH)

Michael W. Trudnak              400,000                19.23%                  0.50              June 25, 2013
Robert A. Dishaw                   -                    0.00%                   -                      -
William J. Donovan              200,000                 9.62%                  0.50             August 17, 2013
Darrell E. Hill                 200,000                 9.62%                  0.50              June 25, 2013
Steven V. Lancaster             200,000                 9.62%                  0.50              June 25, 2013

(1) Options granted were non-qualified options to acquire shares of common stock. With the exception of Mr. Donovan, these options vested immediately upon employment and were exercisable for ten years. Mr. Donovan's immediately vested in 50% of his options and the remaining 50% vest at his one-year anniversary. His options are exercisable for ten years. The foregoing options represent options that we have committed to issue pursuant to certain employment agreements and other arrangements, but were not outstanding on December 31, 2003. The options were granted by the Board on June 25, 2004.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND FISCAL YEAR 2003 YEAR-END OPTION VALUES

       The following table sets forth information concerning option exercises and option holdings for each of the named executive officers during the fiscal year ended December 31, 2003. All of the listed options were exercisable at December 31, 2003.

                                     TABLE 3

              AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                    VALUE OF
                          SHARES                   NUMBER OF SECURITIES           UNEXERCISED
                         ACQUIRED      VALUE      UNDERLYING UNEXERCISED          IN-THE-MONEY
                            ON       REALIZED           OPTIONS AT                  OPTIONS
NAME                     EXERCISE       ($)               12/31/03               AT 12/31/03(1)
                         --------       ---          -----------------           --------------
                                                 EXERCISABLE/UNEXERCISABLE
                                                 -------------------------
Michael W. Trudnak           -           -                400,000              $1,340,000
Robert A. Dishaw             -           -                   -                         -
William J. Donovan           -           -            100,000/100,000          $335,000/$335,000
Darrell E. Hill              -           -                200,000                   $670,000
Steven V. Lancaster          -           -                200,000                   $670,000

(1) Calculated on the basis of the fair market value of $3.85 of the Common Stock on December 31, 2003, minus the per share exercise price. The foregoing options represent options that we have committed to issue pursuant to certain employment agreements and other arrangements, but were outstanding on December 31, 2003.


EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about Guardian's common stock issued upon exercise of options, warrants and rights under all of Guardian's equity compensation plans as of December 31, 2003. Information is included for equity compensation plans approved by Guardian's shareholders and equity compensation plans not approved by Guardian's shareholders.

                                                                                            NUMBER OF
                                                                                           SECURITIES
                                                                                            REMAINING
                                                                                          AVAILABLE FOR
                                                                                        FUTURE ISSUANCES
                                                NUMBER OF          WEIGHTED AVERAGE       UNDER EQUITY
                                             SECURITIES TO BE      EXERCISE PRICE OF   COMPENSATION PLANS
                                               ISSUED UPON            OUTSTANDING          (EXCLUDING
                                               EXERCISE OF         OPTIONS, WARRANTS       SECURITIES
                                           OUTSTANDING OPTIONS,       AND RIGHTS          REFLECTED IN
                                           WARRANTS AND RIGHTS           (b)               COLUMN (a))
                                                    (a)                                        (c)
                                           --------------------    -----------------   ------------------
Equity compensation plans approved by
     security holders                          2,080,000(1)             $0.527            27,920,000(2)

Equity compensation plans not approved
   by security holders                              --                  [5.00]                 --

               Total                           2,080,000                $0.527            27,920,000

(1) Includes options to purchase shares outstanding under the Guardian 2003 Amended and Restated Incentive Stock Option Plan.

(2) Includes shares available, as of December 31, 2003, for future issuance under the Guardian 2003 Amended and Restated Incentive Stock Option Plan; excludes securities reflected in column (a). Subject to the terms and provisions of the Plan, options may be granted to eligible employees and nonqualified stock options may be granted to directors or consultants of the Company and its Subsidiaries at any time.

DIRECTOR COMPENSATION

         Non-employee directors do not currently receive any compensation for attending meetings of the board but will be reimbursed for expenses incurred in attending Board meetings, including those for travel, food and lodging, if any.

         Directors who are officers of or employed by Guardian or any of its subsidiaries are not additionally compensated for their board activities.

EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

         We have entered into employment agreements with Mr. Dishaw and Mr. Trudnak. Mr. Dishaw's employment agreement commenced on October 23, 2002, and Mr. Trudnak's employment agreement commenced on January 1, 2003. The agreements are for a three year term and are renewable for one year terms thereafter. The employment agreements provide for annual compensation to Messrs. Dishaw and Trudnak of $275,000 provided that such compensation will be reduced by commissions that they earn on sales of our products. The agreements provide for the payment of commissions on sales of our products at a flat rate of 14%, a signing bonus of $20,000, and an automobile allowance. The employment agreements may be terminated upon the death or disability of the employee or for cause. In the event the agreements are terminated by us other than by reason of the death or disability of the employee or for cause, the employee is entitled to payment of his base salary for one year following termination. The employee may terminate the agreement on 30 days' prior notice to Guardian. Each employee has entered into a non-compete, confidentiality, proprietary rights and non-solicitation agreement pursuant to which the employee agrees not to disclose confidential information regarding Guardian and not to compete with the business of Guardian or solicit employees or customers of Guardian for a period of one year following his termination of employment.

         We have also entered into employment agreements with Mr. Darrell E. Hill, Vice President, Program Management, and Mr. Steve Lancaster, Vice President, Business Development. The agreements are essentially the same as the agreements with Messrs. Dishaw and Trudnak, except that the agreements provide for base salaries of $125,000 per annum, for the payment of commissions on the sales of our products at the flat rate of 5%, and for performance based bonuses.

         We have also entered into an employment agreement with Mr. Donovan, Chief Financial Officer of Guardian. Mr. Donovan's employment agreement is essentially the same as the agreements with Messrs. Dishaw and Trudnak, except that Mr. Donovan's agreement provides for a base salary of $150,000 per annum. Further, if Mr. Donovan terminates his employment agreement by reason of: a change in the location of his workplace beyond a 50 mile radius of Guardian's principal address; a material reduction in his responsibilities or number of persons reporting to him; a material demotion; or an adverse change in his title, Mr. Donovan is entitled to be paid his base salary for one year following any such termination. Also, in the event of a change in control of Guardian and, within 12 months of such change of control, his employment is terminated by the acquirer or one of the events in the immediately preceding sentence occurs, Mr. Donovan is entitled to be paid his base salary for eighteen months from the date of such termination or event. A "change of control" would include the occurrence of one of the following events:

      o the approval of the shareholders for a complete liquidation or dissolution of Guardian;

      o the acquisition of 20% or more of the outstanding common stock of Guardian or of voting power by any person, except for purchases directly from Guardian, any acquisition by Guardian, any acquisition by a Guardian employee benefit plan, or a permitted business combination;

      o if two-thirds of the incumbent board members as of the date of the agreement cease to be board members, unless the nomination of any such additional board member was approved by three-quarters of the incumbent board members;

      o upon the consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of Guardian, except if all of the beneficial owners of Guardian's outstanding common stock or voting securities who were beneficial owners before such transaction own more than 50% of the outstanding common stock or voting power entitled to vote in the election of directors resulting from such transaction in substantially the same proportions, no person owns more than 20% of the outstanding common stock of Guardian or the combined voting power of voting securities except to the extent it existed before such transaction, and at least a majority of the members of the board before such transaction were members of the board at the time the employment agreement was executed or the action providing for the transaction.

         Effective as of December 19, 2003, we entered into employment agreements with Walter Ludwig, a director of Guardian, and Victor T. Hamilton in connection with the acquisition of certain assets of Difference Engines Corporation by Guardian. The employment agreements are essentially similar to the employment agreements with Mr. Dishaw and Mr. Trudnak, except that they provide for an annual base salary of $120,000 for Mr. Ludwig and $90,000 for Mr. Hamilton. The agreements also include a change of control provision similar to that contained in Mr. Donovan's employment agreement, except that Guardian is obligated to pay the annual base salary for twelve (12) months following the change of control termination. Mr. Ludwig resigned as a director, officer and employee of Guardian on May 18, 2004 and his employment agreement terminated as of such date.

         Each of the foregoing agreements provides that the employee shall be entitled to participate in any stock option plan that we subsequently adopt, including the 2003 Stock Incentive Plan. Moreover, Mr. Trudnak's agreement provides for the grant of an aggregate of 400,000 shares of our restricted stock. However, effective June 21 2004, Mr. Trudnak agreed to accept in lieu of the issuance of such shares, ten year nonqualified options to purchase an aggregate of 400,000 shares of common stock at an exercise price of $.50 per share. Also, each of Messrs. Hill's and Lancaster's employment agreements provide for the grant of 200,000 shares of our restricted stock. However, effective June 21 2004, each of Messrs. Hill and Lancaster agreed to accept in lieu of the issuance of such shares, ten year nonqualified options to purchase an aggregate of 200,000 shares of common stock at an exercise price of $.50 per share.

         On June 26, 2003, the effective date of the Reverse Acquisition, Messrs. J. Andrew Moorer, President, Chief Executive Officer and a director, Kevin L. Houtz, Secretary and a director, and David W. Stevens, a director, resigned as officers and directors of Guardian and were replaced by officers and directors designated by RJL. As a condition to closing, Mr. Moorer entered into a settlement agreement pursuant to which Mr. Moorer's employment agreement, dated February 19, 1999, was terminated and Mr. Moorer agreed to release Guardian from any and all claims for future compensation thereunder. Mr. Moorer and Guardian entered into mutual releases for claims arising in connection with Mr. Moorer's employment with Guardian. In addition, as a condition to the closing, Mr. Moorer, and Messrs Houtz and Stevens, the former directors of Guardian entered into lock up agreements with RJL and Guardian pursuant to which they agreed not to sell their shares of Guardian for a period of six months, except that they may, during such period, sell an aggregate of 50,000 shares a calendar month.

AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

         On August 29, 2003, our board of directors adopted our 2003 Stock Incentive Plan and amended and restated the plan on December 2, 2003 (Plan). The Plan was approved by stockholders at the special meeting of our stockholders that was held on February 13, 2004.

         The Plan is intended to foster the success of Guardian and its subsidiaries by providing incentives to Eligible Employees, directors and consultants to promote the long-term financial success of Guardian. The Plan is designed to provide flexibility to Guardian in our ability to motivate, attract, and retain the services of Eligible Employees, directors and consultants upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The Plan applies to all grants of stock options granted on or after the date the Plan is approved or adopted by our directors unless otherwise indicated. As of August 31, 2004, the market value of the 30,000,000 shares underlying the options issuable under the Plan was $82,500,000.

         The Plan is administered by the Board of Directors of Guardian or a committee designated by the board consisting of two or more directors appointed by the board (Committee), each of whom is a non-employee director and an outside director with the meaning of Section 162(m) of the Code. The Plan is currently administered by the Compensation Committee and awards are made by the committee. The Committee has all powers necessary or desirable to administer the Plan. The Committee has the power to determine the terms and conditions upon which awards may be made, interpret the Plan, accelerate the exercisability of any award, establish, amend or waive rules or regulations for the Plan's administration, and make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole judgment and discretion. The Committee has the authority to grant awards to employees, directors and consultants selected by it, which awards are to be evidenced by an agreement.

         Under the Plan, Guardian may issue options which will result in the issuance of up to an aggregate of 30,000,000 shares of Guardian common stock, $.001 par value per share. The Plan provides for options which qualify as incentive stock options (Incentive Options or ISOs) under Section 422 of the Internal Revenue Code of 1986, as well as the issuance of non-qualified options (Non-Qualified Options) which do not so qualify. The shares issued by Guardian under the Plan may be either treasury shares or authorized but unissued shares as Guardian's board of directors or a committee thereof may determine from time to time.

         Pursuant to the terms of the Plan, Guardian may grant Non-Qualified Options to directors or consultants of Guardian and its subsidiaries at any time and from time to time as shall be determined by the Committee. The Plan also provides for the Incentive Options available to any officer or other employee of Guardian or its subsidiaries as selected by the Committee.

         Options granted under the Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the Plan. Each option shall expire on the earliest of (a) ten (10) years from the date it is granted,
(b) sixty (60) days after the optionee dies or becomes disabled, (c) immediately upon the optionee's termination of employment or service or cessation of Board service, whichever is applicable, or (d) such date as the board of directors or a committee appointed by the board shall determine, as set forth in the relevant option agreement; provided, however, that no ISO which is granted to an optionee who, at the time such option is granted, owns stock possessing more than ten
(10) percent of the total combined voting power of all classes of stock of Guardian or any of its subsidiaries, shall be exercisable after the expiration of five (5) years from the date such option is granted.

         The price at which shares of common stock covered by the option can be purchased is determined by the Committee. In the case of an Incentive Option, the exercise price shall not be less than the fair market value of Guardian's common stock on the date the option was granted or in the case of any optionee who, at the time such incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than one hundred ten percent (110%) of the fair market value of such stock on the date the incentive stock option is granted.

         To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the Plan described above, the Incentive Option or Non-Qualified Option will expire as to any then unexercised portion. To exercise an option, the Plan participant must tender an amount equal to the total option exercise price of the underlying shares and provide written notice of the exercise to Guardian. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the option.

         Awards may be made to approximately twenty-three employees and former employees of Guardian, our three non-employee directors, and to consultants to Guardian. Because awards under the Plan are determined by the board, we cannot determine the benefits or amounts of awards that will be received or granted in the future under the Plan. As of the date of this proxy statement, 2,080,000 options have been granted under the Plan. The Plan is the only plan pursuant to which options and shares may be granted or issued.

         The following is a brief summary of the principal income tax consequences of awards under the Plan. This summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. This summary is not intended to be exhaustive.

         Non-qualified Options. A participant who receives Non-Qualified Options does not recognize taxable income upon the grant of an option, and Guardian is not entitled to a tax deduction. The participant will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the participant subject to applicable withholding tax requirements. Guardian is generally entitled to tax a deduction in an amount equal to the amount taxable to the participant as ordinary income in the year the income is taxable to the participant. Any appreciation in value after the time of exercise will be taxable to the participant as capital gain and will not result in a deduction by Guardian.

         Incentive Options. A participant who receives an Incentive Option does not recognize taxable income upon the grant or exercise of the option, and Guardian is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the participant in the year of exercise. Guardian will not be entitled to a deduction with respect to any item of tax preference.

A participant will recognize gain or loss upon the disposition of shares acquired from the exercise of ISOs. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a "disqualifying disposition" (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the participant will recognize long-term capital gain or capital loss depending on the selling price of the shares. If the option shares are sold or disposed of as part of a disqualifying disposition, the participant must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the participant as a long-term or short term capital gain, depending on how long the option shares were held. Guardian is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the participant as ordinary income.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Repko, Nash, and Kennedy are non-employee directors of Guardian. Messrs. Trudnak, and Dishaw are employed by Guardian. See "Information About Directors and Executive Officers" and "Information About Directors and Executive Officers--Compensation of Executive Officers and Directors" as well as "Information About Guardian Stock Ownership."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 2002, Mr. Moorer exercised 2,700 options to purchase common stock at $5.00 per share. At December 31, 2002, Mr. Moorer had outstanding advances from the Company of approximately $23,500.

         During the fiscal years ended December 31, 2002 and 2001, Mr. Moorer received a cash salary of $75,000 per year, rather than his $120,000 per year entitlement under his employment agreement. Mr. Moorer was granted shares of common stock totaling 270,000 shares for fiscal 2002 and 83,299 shares for fiscal 2001, such shares having a fair market value on the date of issuance of $45,000 in each instance, representing the difference between Mr. Moorer's entitlement under his employment agreement and the cash salary actually paid.

         In May 2003, we made an exchange offer to all of the investors who purchased units in our January 2000 private offering described above. Pursuant to the exchange offer, all investors who purchased units are being given the right to exchange all of the warrants received as part of those units for shares of our common stock. The exchange offer consists of one share of common stock for each unit purchased in the private offering conducted in January 2000. Messrs. Houtz and Stevens, two of our directors, purchased 10,000 units and 2,000 units, respectively, in the offering and those persons accepted the exchange offer.

         The following disclosures relate to transactions to which RJL (and Guardian Technologies International, Inc. post Reverse Acquisition) and its directors, executive officers, nominees for election as a director, or any five percent beneficial owner is or was a party.

         On October 3, 2002, Mr. Dishaw acquired 1,500 shares of common stock of RJL for cash nominal consideration.

         On March 21, 2003, RJL entered into a consulting agreement, as amended, with ten brokers in connection with services to be provided in connection with locating and negotiating the proposed Reverse Acquisition between RJL, its stockholders and the Company. RJL agreed to issue, at closing of the acquisition, an aggregate of 2,000,000 shares of the Company for such services. Such shares were issued by the Company during July 2003.

         On April 3, 2003, as part of the initial capitalization of the Company, Mr. Dishaw and Mr. Trudnak acquired 3,326 and 4,279 shares of common stock of RJL, respectively, for nominal cash consideration.

            On May 19, 2003, RJL entered into a consulting agreement with Mr. Tobin pursuant to which Mr. Tobin agreed to provide consulting services in connection with strategic selling related to our business, marketing and market development in the bio-medical industry in North America and Europe, business continuity, finance and accounting. The consulting agreement is for a term that ends on May 1, 2005, and may be terminated by Guardian in the event a material misrepresentation by Mr. Tobin or the commencement of any action by the SEC against Mr. Tobin or any entity owned or controlled by Mr. Tobin; or by either party on not less than 30 days prior written notice. As compensation for his services under the agreement, Mr. Tobin is entitled to receive an aggregate of 1,820,000 shares of common stock, 1,430 shares of Series A Convertible Preferred Stock, and 480 shares of Series B Convertible Preferred Stock of Guardian. The shares of Series B Convertible Preferred Stock were issued to Mr. Tobin during August 2003 and the shares of Common Stock and Series B Convertible Preferred Stock were issued on November 19, 2003.

         Effective October 23, 2003, RJL entered into a three year employment agreement with Mr. Dishaw. Other material terms of the employment are described under "Employment Agreements," above.

         Effective as of January 1, 2003, RJL entered into a three year employment agreement with Mr. Trudnak. Under the employment agreement, as amended, Mr. Trudnak is entitled to receive 400,000 shares of our common stock as additional compensation for his services under the agreement. Other material terms of the employment agreement, as amended, are described under "Employment Agreements," above.

         Upon the closing of the Reverse Acquisition and effective June 26, 2003, we issued to Mr. Dishaw 2,945,500 shares of our common stock and 2,212 shares of our Series A Convertible Preferred Stock and we issued to Mr. Trudnak 2,566,000 shares of our common stock and 1,885 shares of our Series A Convertible Preferred Stock, in exchange for all of their stock in RJL. Also effective as of June 26, 2003, Mr. Trudnak purchased 400,000 shares of our common stock for cash consideration of $200,000 in a private placement conducted by us.
         On July 30, 2003, the Company entered into a consulting agreement with Mr. Moorer, the former President and Chief Financial Officer of the Company to provide consulting services in connection with, among other things, business continuity, finance and accounting, strategic planning, market development, and related services. The agreement terminates on July 1, 2004, unless sooner terminated by the parties by mutual agreement, upon thirty (30) days notice and in certain other events. As compensation for such services, the Company has agreed to issue to Mr. Moorer 150,000 shares of common stock.

         On October 23, 2003, the Company entered into an agreement with Difference Engines Corporation, a Maryland corporation, pursuant to which the Company agreed to purchase certain intellectual property owned by Difference
Engines, including certain compression software technology. The transaction closed on December 19, 2003. Mr. Ludwig, a director of the Company, is also the president, a director and a principal stockholder of Difference Engines. The Company issued 587,000 shares of its common stock as consideration for the purchase of the intellectual property and cancelled a convertible note that Difference Engines had issued to the Company in the amount of approximately $25,000 representing advances the Company made to Difference Engines. The 587,000 shares of common stock will be subject to a two (2) year lock up. The Company has granted Difference Engines piggy-back registration rights for a period of three (3) years commencing on the date of the expiration of the lock up period with regard to the shares to be issued in the transaction. Upon expiration of the two (2) year lock up period, in the event that the shares are not eligible for resale under Rule 144 and have not been registered under the Securities Act, the holder of the shares may demand redemption of the shares. The redemption price is to be calculated on the basis of the average of the closing bid and asked prices of the Company's common stock for the 20 consecutive business days ending on the day prior to the date of the exercise of the holder's right of redemption. The founders of Difference Engines, including Messrs. Ludwig and Hamilton, provided certain releases to the Company related to their contribution of the technology to Difference Engines. The closing of the acquisition of the software was subject to certain conditions, including a requirement that Difference Engines obtain approval of its stockholders for the transaction and that Messrs Ludwig and Hamilton enter into two (2) year and one
(1) year employment agreements, respectively, with the Company at base salaries of $120,000 and $90,000 per annum, respectively. Other material terms of the employment agreements are described under "Employment Agreements," above.

         On August 18, 2003, William J. Donovan entered into a three year employment agreement with the Company. Under the employment agreement, as amended, Mr. Donovan is entitled to options to purchase 200,000 shares of our common stock as additional compensation for his services under the agreement of which 100,000 are immediately exercisable and 100,000 will be exercisable on the one year of anniversary of his employment with Guardian. Other material terms of the employment agreement, as amended, are described under "Employment Agreements," above.

         On May 19, 2003, Darrell E. Hill and Steven V. Lancaster entered Guardian entered into two year employment agreements, respectively with the Company. Mr. Hill is Vice President, Health Care Services and Mr. Lancaster is Vice President, Business Development. Each received options to purchase 200,000 shares of Common Stock that are immediately exercisable as part of their compensation. Other material terms of the employment agreement, as amended, are described under "Employment Agreements," above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The Board has selected Aronson & Company as the independent accountants of Guardian for the fiscal year ending December 31, 2004. Aronson & Company also acted as Guardian's independent accountants for 2003. A representative of Aronson & Company is expected to be present at the Annual Meeting. He or she will have an opportunity, if he or she so desires, to make a statement and respond to appropriate questions from the stockholders. The board of directors has considered the compatibility of non-audit services provided to us by Aronson & Company in relationship to maintaining the auditor's independence.

Audit Fees

         During the fiscal years ended December 31, 2003 and 2002, respectively, the aggregate fees billed by Aronson & Company for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Form 10-QSB were approximately $41,516 and $8,500, respectively.

Audit-Related Fees

         "Audit-related" fees include assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements, such as reports on internal control, review of SEC filings, merger and acquisition due diligence and related services. The aggregate fees billed by Aronson & Company for services related to the performance of their audit and review of financial statements that are not included in "audit fees" above were approximately $14,599 and $0 for the fiscal years ended December 31, 2003 and 2002, respectively.

         During the fiscal year ended December 31, 2003, we paid audit related fees of $700 to Schumacher & Associates, the Company's previous auditors.

Tax Fees

         Tax fees include tax-related services, such as tax return review, preparation and compliance, as well as strategic tax planning services, and structuring of acquisitions. The aggregate fees billed by Aronson & Company for these services were approximately $2,436 and $0 for the fiscal years ended December 31, 2003 and 2002, respectively.

All Other Fees

         During the fiscal years ended December 31, 2003 and 2002, there were no other fees paid to Aronson & Company for other products or services, not listed above.

         None of such services were approved pursuant to the de minimis exception provided in Rule 1-01(7)(i)(C) of Regulation S-X.

CHANGE OF ACCOUNTANTS

         Effective July 9, 2003, Guardian dismissed its principal independent accountants, Schumacher & Associates, Inc. Schumacher & Associates, Inc., had been engaged by Guardian as the principal independent accountants to audit the financial statements of Guardian for the fiscal year ended December 31, 2002. Schumacher & Associates, Inc.'s reports on the financial statements of Guardian filed with the Securities and Exchange Commission with regard to the fiscal year ended December 31, 2002, contained no adverse or disclaimer of opinion; however, its report did contain a going concern explanatory paragraph.

         The action to dismiss Schumacher & Associates, Inc., as Guardian's principal independent accountants has been taken primarily as a result of the change of control of Guardian arising from the reverse acquisition of Guardian by RJL Marketing Services Inc. (RJL), on June 26, 2003. As a condition of the acquisition, the previous executive officers and members of the board of directors of Guardian resigned effective as of the closing of the acquisition and were replaced by officers and directors designated by RJL. The new board of directors of Guardian has decided to engage the independent public accountants of RJL to audit the financial statements of Guardian for the fiscal year ended December 31, 2003.

         The decision to change accountants was recommended and approved by the board of directors of Guardian.

            In connection with the audit of Guardian's financial statements for the fiscal year ended December 31, 2002, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Schumacher & Associates, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Schumacher & Associates, Inc., would have caused Schumacher & Associates, Inc., to make reference to the subject matter of the disagreements in its report.

          Effective July 10, 2003, Guardian's Board of Director's approved the engagement of Aronson & Company to serve as Guardian's independent public accountants and to be the principal accountants to conduct the audit of Guardian's financial statements for the fiscal year ending December 31, 2003, replacing the firm of Schumacher & Associates, Inc.

         During Guardian's two most recent fiscal years ended December 31, 2002 and 2003, Guardian did not consult with Aronson & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.
However, Aronson & Company were engaged by RJL to audit RJL's financial statements for the period ended December 31, 2002.

         There were no disagreements with our accountants on accounting and financial disclosure in 2003.

                    DISCUSSIONS OF PROPOSALS RECOMMENDED FOR
                          CONSIDERATION BY STOCKHOLDERS

                                   PROPOSAL 1

            ELECTION OF TWO (2) DIRECTORS FOR A THREE YEAR TERM, AND
             UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

         The board of directors seeks the election by the stockholders of the following designated directors: M. Riley Repko and Charles T. Nash, Class I directors. Messrs. Repko and Nash as Class I directors will be elected to hold office for a term expiring at the third succeeding annual meeting following the 2004 Annual Meeting. Biographical information concerning Messrs. Repko and Nash can be found under "Information About Directors and Executive Officers."

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of Messrs. Repko and Nash. Although the Board of directors of Guardian does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of any other person the Board may choose as a substitute nominee.

VOTE REQUIRED FOR APPROVAL

         All shares of Guardian's common stock and Series A Convertible Preferred Stock (voting on an as-converted basis) voting as a single class will be entitled to vote. Each of Messrs. Repko, and Nash must receive a plurality of the votes cast in order to be elected. The board of directors unanimously recommends a vote FOR the election of Mr. M. Riley Repko and Mr. Charles T. Nash.

                                   PROPOSAL 2

         TO RATIFY THE APPOINTMENT OF ARONSON & COMPANY AS INDEPENDENT
                          PUBLIC ACCOUNTANTS FOR 2004

         The Board has concluded that the appointment of Aronson & Company as Guardian's independent public accountants is in the best interests of Guardian. A representative of Aronson & Company will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

         All shares of Guardian's common stock and Series A Convertible Preferred Stock (voting on an as-converted basis) and voting as a single class will be entitled to vote. Proposal 2 must be approved by the affirmative vote of a majority of the votes cast for ratification of the engagement of our independent accountants, Aronson & Company. The Board of Directors unanimously recommends a vote FOR the ratification of its selection of Aronson & Company as independent accountants for Guardian.

                                   PROPOSAL 3

 TO APPROVE AN AMENDMENT TO GUARDIAN'S CERTIFICATE OF DESIGNATIONS, PREFERENCES
    AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK AMENDING THE TERMS OF CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK TO PROVIDE FOR THE
AUTOMATIC MANDATORY CONVERSION OF EACH OUTSTANDING SHARE OF SERIES A CONVERTIBLE
 PREFERRED STOCK INTO 1,000 SHARES OF COMMON STOCK EFFECTIVE NOVEMBER 30, 2004.

         The Board of Directors has adopted and is proposing an amendment to Guardian's Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, $0.20 par value per share ("Series A Certificate of Designations"), to provide for the automatic conversion of each outstanding share of Series A Convertible Preferred stock into 1,000 shares of common stock, $0.001 par value per share, effective 5:00 p.m. Washington, D.C. time on November 30, 2004.

         The Board of Directors recommends amending Section 7(a) of the Series A Certificate of Designations by deleting the section in its entirety and inserting in lieu thereof the following language:

         "(a) Automatic Mandatory Conversion. Each share of Preferred Stock shall automatically convert into 1,000 shares of Common Stock effective 5:00 p.m. Washington, D.C. time on November 30, 2004 (the "Conversion Date")."

         Attached as Exhibit C is the proposed form of Certificate of Amendment to Guardian's Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock ("Certificate of Amendment"). The proposed Certificate of Amendment will be filed with the Secretary of State of the State of Delaware if this Proposal 3 is approved. We reserve the right to modify the form of the proposed amendment to the extent that it may be necessary to do so in order to comply with applicable law.

EFFECT OF AMENDING THE TERMS OF CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK

Background

         Our Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of common stock, of which ___________ shares were issued and outstanding on the Record Date.

         Our Certificate of Incorporation authorizes the issuance of up to 1,000,000 shares of preferred stock. The Board is authorized to fix the number, designations, powers, preferences, and rights of any class or series of preferred stock by filing a certificate under Delaware law. Guardian executed and filed, on June 26, 2003 the Series A Certificate of Designations providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of 6,000 shares of its Series A Convertible Preferred Stock.

Terms of Series A Convertible Preferred Stock

         As of the date of this proxy statement, we have issued 5,527 shares of Series A Convertible Preferred Stock. There are currently no other series of preferred stock issued or outstanding. Under the Series A Certificate of Designations, holders of our Series A Convertible Preferred Stock are not entitled to receive dividends, except to the extent declared by the Board but are entitled to participate in dividends paid on outstanding common stock if, when and as deemed advisable by the Board. Dividends if and when declared and paid shall be cumulative. In the event of any liquidation, dissolution or winding up of Guardian, holders of shares of Series A Convertible Preferred Stock are entitled to be paid an amount equal to $20 per share, out of the assets of Guardian available for distribution to shareholders and before payment to any holders of junior preferred stock or to holders of our common stock If the assets are insufficient to permit the payment of the full amount of the preferential payment, then the assets of Guardian will be distributed ratably between the holders of shares of Series A Convertible Preferred Stock. We are not obligated to redeem any shares of Series A Convertible Preferred Stock. Under the Series A Certificate of Designations, each share of our Series A Convertible Preferred Stock will be automatically converted into 1,000 shares of common stock (subject to certain anti-dilution adjustments) upon our attaining Earnings Before Income Taxes and Depreciation (EBITDA) of $2.5 million during the period commencing on June 26, 2003, and ending on June 26, 2005. The shares are not otherwise convertible.

Effect of Changes to Terms of Conversion of Series A Convertible Preferred Stock

         As of the date of this proxy statement, the shares of Series A Convertible Preferred Stock are not convertible as we have not satisfied the criterion for conversion and it is uncertain whether Guardian will satisfy this criterion on or before June 26, 2005. If we amend the Certificate of Designations to provide for the immediate conversion of the outstanding shares of Series A Convertible Preferred Stock, effective November 30, 2004, we will be obligated to issue 5,527,000 additional shares of common stock to the holders of our Series A Convertible Preferred Stock. As of the Record Date, the issuance of such additional shares of common stock will result in a __% increase in the number of outstanding shares of common stock of Guardian, assuming no exercise or conversion of outstanding options or warrants.

         In addition, the issuance of such additional shares of common stock will result in dilution to existing investors. The pro forma net tangible value of our common stock as of June 30, 2004, (after giving effect to the issuance of shares in connection with the acquisition of Wise Systems Ltd. and without giving effect to the exercise or conversion of outstanding options or warrants), was approximately $7,001,323 or $0.32 per share. Pro forma net tangible value per share represents the amount of our total pro forma tangible assets, less total pro forma liabilities, divided by the number of shares of common stock outstanding prior to the issuance of the 5,527,000 shares upon conversion of the Series A Convertible Preferred Stock. Without giving effect to any other changes in the pro forma net tangible book value after June 30, 2004, our pro forma net tangible book value per share following the issuance of 5,527,000 shares of common stock upon mandatory conversion of the outstanding shares of Series A Convertible Preferred Stock would be $0.26, resulting in dilution of approximately $0.06 per share to existing stockholders as illustrated by the following table:

                                                                      AS OF
                                                                  JUNE 30, 2004
                                                                  -------------

Net tangible book value                                            $ 7,001,323
 Net tangible book value per share                                 $      0.32
Pro forma net tangible book value per share after
conversion of preferred  shares                                    $      0.26
                                                                  -------------
Dilution per share to current common shareholders                  $      0.06
                                                                  =============

Common shares outstanding                                           21,855,456

Pro forma common shares outstanding after conversion of
preferred shares                                                    27,382,456


Interest of Executive Officers and Directors in Outcome of Proposal 3

         Two of the holders of the Series A Convertible Preferred Stock, Messrs. Dishaw, and Trudnak, are directors, executive officers, and principal stockholders of Guardian, and are interested persons and directly affected by the outcome of Proposal 3. Moreover, Mr. Tobin the third holder of the Series A Convertible Preferred Stock, is a principal stockholder of Guardian. Robert A. Dishaw, the President, the Chief Operating Officer, a director, and a principal stockholder of Guardian, owns beneficially and of record 2,212 shares of Series A Convertible Preferred Stock. Michael W. Trudnak, the CEO, Chairman, Secretary, a director, and a principal stockholder of Guardian, owns beneficially and of record 1,885 shares of Series A Convertible Preferred Stock. Upon approval of Proposal 3 by the stockholders of Guardian at the Annual Meeting and filing of the Certificate of Amendment (as hereinafter defined), effective November 30, 2004, and without further action of the board or such stockholders, Mr. Dishaw will receive, upon conversion of all of the shares of Series A Convertible Preferred Stock owned beneficially and of record by him as of the date hereof, an aggregate of 2,212,000 shares of common stock of Guardian, and Mr. Trudnak will receive, upon conversion of all of the shares of Series A Convertible Preferred Stock owned beneficially and of record by him as of the date hereof, an aggregate of 1,885,000 shares of common stock of Guardian. Mr. Tobin owns beneficially and of record 1,430 shares of Series A Convertible Preferred Stock as of the date hereof and will receive an aggregate of 1,430,000 shares of common stock of Guardian.

REVIEW AND CONSIDERATION OF PROPOSAL 3 BY DISINTERESTED DIRECTORS AND BOARD

         On August 31, 2004, a proposal to amend the Series A Certificate of Designations to amend the conversion rights of the holder of our Series A Convertible Preferred Stock and the related Certificate of Amendment were separately reviewed and considered by Guardian's disinterested directors (specifically, Messrs. Kennedy, Nash and Repko) at a meeting held at Guardian's offices. Full disclosure to such disinterested directors was made of the material facts as to Mr. Dishaw's and Mr. Trudnak's relationship or interest in the proposed amendment to the Series A Certificate of Designations. Such disinterested directors had the opportunity to, and did, discuss the proposed amendment with management of Guardian, including Messrs. Dishaw and Trudnak. The disinterested directors were advised that the Series A Convertible Preferred Stock had been issued to Messrs. Dishaw and Trudnak in consideration for the sale of their shares of stock in RJL Marketing Services Inc. to Guardian and in connection with the Reverse Acquisition on June 26, 2003. The subsequent issuance of the Series A Convertible Preferred Stock to Mr. Tobin was in consideration of valuable consulting services rendered by Mr. Tobin to RJL and subsequently to Guardian. In connection with their review of the amendment, the disinterested directors considered, among other things, the dilutive impact on holders of our outstanding shares of common stock arising from the issuance of the additional shares of common stock upon conversion of the Series A Convertible Preferred Stock and the possible impact on the market for Guardian's common stock.

         The disinterested directors considered the following additional factors related to achievements of senior management, specifically Messrs. Dishaw and Trudnak, in implementing Guardian's business plan: the successful development of Pinpoint (Guardian's integrated image data analysis solution and knowledge engine for image data), the closing of two acquisitions, the closing of several financing transactions by Guardian, including an approximately $7.9 million private placement of securities, and other factors. The directors noted the important contributions made by Messrs. Trudnak and Dishaw to the management of Guardian since the closing of the Reverse Acquisition and their roles in enhancing stockholder value and the contributions of Mr. Tobin as a consultant.

         Following the disinterested directors' review of the proposal, and in view of the foregoing considerations, the disinterested directors unanimously approved the proposed amendment and submitted their recommendation to the Board. On August 31, 2004, the Board of Directors approved the proposed amendment and directed that proposed amendment be submitted for consideration by all of the stockholders of the Corporation entitled to vote thereon at the Annual Meeting.

         For these reasons the Board, including the disinterested members thereof, deems it to be advisable and in the best interest of Guardian that Guardian should amend its Series A Certificate of Designations to provide for the automatic conversion of each of such shares of Series A Convertible Preferred stock into 1,000 shares of common stock, $0.001 par value per share, effective 5:00 p.m. Washington, D.C. time on November 30, 2004.

         There can be no assurances, nor can the board of Guardian predict what effect, if any, this proposed amendment will have on the market price of Guardian's common stock.

ATTENDANCE OF REPRESENTATIVES OF OUR PRINCIPAL ACCOUNTANTS

         A representative of our independent accountants, Aronson & Company, is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Moreover, such representative will be available to respond to appropriate questions

VOTE REQUIRED FOR APPROVAL

         All shares of Guardian's common stock, including the Series A Convertible Preferred Stock (voting on an as-converted basis) voting as a single class will be entitled to vote on Proposal 3. In addition, the shares of Series A Convertible Preferred Stock will be entitled to vote on Proposal 3 as a separate class. The affirmative vote of a majority of the (i) all the shares of issued and outstanding common stock and votes of the Series A Convertible Preferred Stock (on an as-converted basis), and (ii) all the shares of issued and outstanding Series A Convertible Preferred Stock (voting on an unconverted basis) voting as a separate class, is required for approval of the Amendment to Guardian's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock amending the terms of conversion of the Series A Convertible Preferred Stock to provide for the automatic mandatory conversion of each of such share of Series A Convertible Preferred Stock into 1,000 shares of common stock effective November 30, 2004.

                              OTHER PROPOSED ACTION

         The board of directors does not intend to bring any other matters before the Annual Meeting, nor does the board of directors know of any matters that other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

         You should be aware that Guardian's By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an annual meeting of stockholders unless notice complying with the requirements in the By-Laws is provided to the board of directors or Guardian's Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event of less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the annual meeting is mailed or public disclosure made, which ever first occurs.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in Guardian's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to Guardian in a timely manner. In order to be so included for the 2005 Annual Meeting, stockholder proposals must be received by Guardian a reasonable time before we begin the printing and mailing of our proxy material for the 2005 Annual Meeting, and must otherwise comply with the requirements of Rule 14a-8. We will provide notification to stockholders of the date of our 2005 Annual Meeting in a Form 10-QSB or as otherwise permitted under Rule 14a-5(e). In addition, Guardian's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in
Guardian's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of Guardian not less than 60 days or more than 90 days prior to meeting and must contain specified information concerning the matters to be presented at Guardian's 2005 Annual Meeting. However, in the event that less than 10 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure was made, whichever is earlier.

         All notices of proposals by stockholders, whether or not to be included in Guardian's proxy materials, should be sent to the attention of the Secretary of Guardian at 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166.

                    INCORPORATION OF INFORMATION BY REFERENCE

         Guardian incorporates herein by reference the following information from its Form 10-KSB for the year ended December 31, 2003:

            o Item 7 - Consolidated Financial Statements (Audited) as of December 31, 2003, for Guardian Technologies International, Inc. and Subsidiaries and RJL Marketing Services Inc.

            o     Item 6 -  Management's  Discussion  and  Analysis  or  Plan of
                  Operations.

         Guardian incorporates herein by reference the following information from its Form 10-QSB for the period ended June 30, 2004:

            o Item 1 - Consolidated Financial Statements (Unaudited) as of June 30, 2004, for Guardian Technologies International, Inc. and Subsidiaries and RJL Marketing Services Inc.

            o     Item 2 -  Management's  Discussion  and  Analysis  or  Plan of
                  Operations.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                                   Michael W. Trudnak, Secretary

                                                                      APPENDIX A

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                             AUDIT COMMITTEE CHARTER

                          I. PURPOSE AND RESPONSIBILITY

        The Audit Committee ("Committee") of Guardian Technologies International, Inc., (the "Company"), was established to assist the Board of Directors in carrying out its oversight responsibilities that relate to the Company's accounting and financial reporting processes, audits of the Company's financial statements, internal controls, and compliance with laws regulations and ethics.
         The Committee's duties are oversight in nature and the primary responsibility for financial reporting, internal control, and compliance with laws, regulation, and ethics standards rests with the Company's executive management and the Company's external auditors are responsible for auditing the Company's financial statements. The foregoing notwithstanding, the Committee, in its capacity as the audit committee of the Board of Directors, has direct responsibility for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee does not provide any expert or special assurances as to the Company's financial statements or any professional certification as to the external auditor's work.
        The Committee has the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to establish procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and confidential, anonymous employee submissions of concerns regarding questionable accounting or auditing matters. The Committee is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The President, the Chief Financial Officer or the Secretary of the Company shall provide, or arrange to provide, such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of the Company, and/or others whose views would be considered helpful to the Committee. The Committee shall also be authorized and designated to receive any report from legal counsel to the Company pursuant to Rule 3(b) of the "Standards of Professional Conduct for Attorneys Appearing and Practicing Before the Commission in the Representation of an Issuer" (the "Standards") and to conduct such investigations of such reports as it deems necessary and appropriate with the advice of counsel or other advisors and to provide a report to the Board of Directors and/or such legal counsel regarding an "appropriate response" (within the meaning of Rule 2(b) of the Standards) to such report.

        The Committee's prior approval is required for all auditing services and non-audit services, including the fees and terms thereof, to be provided to the Company by the independent auditor, either before the independent auditor is engaged for the particular service or pursuant to pre-approval policies and procedures established by the Committee, subject to the de minimis exception for non-audit services described in Section 10A(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder. Under the de minimis exception, in the event the aggregate amount of all non-audit services constitutes no more than 5% of the total amount of revenues paid by the Company to its external auditor during the fiscal year in which non-audit services are provided, if the Company did not recognize that these services were non-audit services at the time of the engagement and such non-audit services are promptly brought to the attention of the Committee by the Company, if the Committee (or one or more members of the Committee who are also members of the Board to whom approval authority has been delegated by the Committee) approves such non-audit services prior to the completion of the audit, the requirement for Committee pre-approval may be waived.
        The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and that the following duties of the Committee are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

        A.    Financial Reporting

                 Committee procedures shall include:

                 1.    Selection of Independent Public Accountants

                  The Committee shall have the ultimate authority and responsibility, in its capacity as a committee of the Board of Directors, for the appointment, compensations and terms of engagement, retention, evaluation, and oversight of the independent auditor. The independent auditors are ultimately accountable to the Committee and the entire Board for such accountant's review of the financial statements and controls of the Company. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the independent auditors have with the Company to determine the independent auditors' independence. The Committee shall review senior management's recommendation on the annual selection of the external auditors. The Committee shall submit its recommended appointment (or reappointment) or termination of external auditors to the Board of Directors for their approval.

                  The Committee's review shall include:

               o Review and prior approval of all auditing services and non-audit services. (In the event the Committee approves an audit service within the scope of an auditor's engagement
                    that   audit   service   shall  be   deemed   to  have  been
                    pre-approved.)

               o Assessments on the performance of the external auditors by appropriate management.

               o Inquiring if the external auditors face any significant litigation or disciplinary actions by the Securities and Exchange Commission (the "Commission") or others.

               o Inquiring whether the chief executive officer or the audit partner of the Company's external auditors was employed by a registered independent public accounting firm and participated in any capacity in the Company's audit during the one-year period preceding the commencement of an audit of the Company.

               o Receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board Statement 1 ("ISB No. 1");

               o Obtaining written disclosure from the external auditors describing all relationships between the external auditors and the Company that bear on independence and objectivity.

               o    Discussing  auditor  independence with its external auditors
                    and   recommending   that  the  Board  of   Directors   take
                    appropriate action regarding any independence issues.

               o Discussing with the Company's Chief Executive Officer and Chief Financial Officer certifications in the Company's periodic reports concerning disclosures of significant control deficiencies and any fraud by management.

               o    Auditor engagement letters and estimated fees.

               o At least annually, the Committee shall obtain and review a report by the independent auditor describing (a) any material issues raised by the most recent internal quality or peer review of the firm conducted pursuant to a professional quality control program, or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits carried out by the firm, and (b) any steps to deal with any such issues.

               o Review and evaluate the lead partner of the independent auditor team.

               o Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present to the Board its conclusions with regard to the independent auditor.

               o Ensure the rotation of the independent auditor's lead or coordinating audit partner having primary responsibility for the Company's audit, the concurring or reviewing partner and other audit engagement partners as required by law.

               o Consideration of whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

               o Recommend to the Board policies for the Company's hiring of employees and former employees of the independent auditor who participated in the audit of the Company.

               o    Review  of  management's   letter  of   representation   and
                    consideration of any significant operational or reporting issues that may affect the financial statements.

               o    Proposed   non-audit   services  and  consideration  of  the
                    possible effect that these services could have on the independence of the external auditors.

               o Facilitating and maintaining an open avenue of communication with the Company's external auditors.


               o Ensuring the Committee is informed in a timely manner by the Company's independent auditor of (1) all critical accounting policies and practices; (2) discussion with the Company's management of all alternative treatments of financial information within generally accepted accounting principles, the ramifications of the use thereof and the independent auditor's preferred treatment; and (3) other material written communications between the independent auditors and the Company's management to include any management letter or schedule of past audit adjustments.

         2. Meeting with the Company's general counsel, if any, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on the Company's financial statements.

         3. Regarding the Company's financial statements and periodic reports, the Committee will:

               o Review the Company's audited annual financial statements and independent auditors' reports with respect to the statements, including the nature of any changes in accounting principles or their application.

               o Review the Company's interim quarterly financial statements and independent auditors' views with respect to the statements, including the nature of any changes in accounting principles or their application.

               o Review significant accounting policies, policy decisions and changes, along with significant accounting, reporting or operational issues.

               o Review the financial statements to be issued with management and with the independent auditors to determine whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders prior to the release of the each quarterly financial report to stockholders.

               o Review and discuss with management and the independent auditors the annual audited financial statements of the Company, including (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or "Management's Discussion and Analysis or Plan of Operations," as the case may be) including the development, selection and reporting of accounting policies that may be regarded as critical; and
                    (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentation.

               o Review filings with the Commission and other published documents containing the Company's financial information.

               o Review the audit committee report required by the rules of the Commission to be included in the Company's annual proxy statement.

               o Review and discuss with management and independent auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

               o Review any related party transactions involving directors or executive officers of the Company.

               o Make a recommendation to the Board of Directors regarding the inclusion of interim and annual financial statements in the Company's Commission filings based on its review of such financial statements with management and the independent auditors.

               o Ensure that management maintains the reliability and integrity of accounting policies and financial reporting and that management establishes and maintains processes to assure adequate systems of internal control.

               o    Periodically   review   and   discuss   the   adequacy   and
                    effectiveness of the Company's internal controls over financial reporting and disclosure controls and procedures and management reports thereon.

               o Review with management any required report on the Company's internal control over financial reporting, including management's assessment of the effectiveness of such internal controls, any material weaknesses identified by management, and any changes in such controls. Review with the independent auditor its attestation report on management's assessment of the Company's internal control over financial reporting.

               o Disclose in the Company's annual proxy or information statement, the existence of the Committee and the Committee charter and the extent to which the Committee has satisfied its responsibilities during the prior year in compliance with its charter.

               o Disclose the Committee's approval of any non-audit services in the Company's periodic reports filed with the Commission.

               o Review the management letter issued by the external auditors and management's response.

               o    Review  fees  paid  for  audit  and   consulting   services,
                    respectively.

               o Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

               o Discuss with management the Company's policies with regard to risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposure.

               o Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Forms 10-Q (or Forms 10-KSB and 10-QSB, as the case may be) about any significant deficiencies in the design or operation of internal controls and weaknesses therein and any fraud involving management or other employees who have significant role in the Company's internal controls.

         4. Annually review and examine those matters which relate to a financial review of the Company's investment policies.

         5. Submit findings of importance, conclusions, recommendations, and items that require follow-up or action to the Board of Directors.

         6. Annually review and update the Audit Committee Charter and submit the Charter to the full Board of Directors for approval.

         7. Maintain minutes or the other records of meetings and activities of the Committee.

         8. Annually review the Committee's own performance.

B. Monitoring of Internal Controls and Disclosure Controls

         The Committee is responsible for obtaining and understanding of the Company's key financial reporting risk areas and internal control and disclosure control and procedures structure. The Committee monitors the internal control process by reviewing information provided in the internal reporting made by the Company, discussions with the chief financial and accounting officers and such other persons as the Committee deems appropriate, and discussions with and reports issued by external auditors.

C. Compliance with Laws, Regulations, and Ethics

         The Committee shall review reports and other information to gain reasonable assurance that the Company is in compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against conflict of interest and fraud. Committee procedures shall include:

         1. Review the Company's policies relating to compliance with laws, regulations, ethics, and conflict of interest.

         2. Review significant cases of conflict of interest, misconduct, or fraud and the resolution of such cases.

         3. Review the Company's policies and processes for compliance with U.S. and foreign country export controls, laws and regulations.

         4. Obtain from the independent auditor assurance that the provisions of
Section 10A(b) of the Exchange Act regarding detecting and reporting of illegal acts have not been implicated

         5. Review the Company's policies and processes for compliance with the Foreign Corrupt Practices Act and the USA Patriot Act.

         6. Review compliance reports received from regulators and consider legal and regulatory matters that may have a material impact on the financial statements.

         7. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets.

         8. Review the disclosure included in the Company's periodic reports concerning whether at least one member of the Committee is a "financial expert" (as defined in Part II below) and, if no member of the Committee is a "financial expert", why no such expert has been appointed to the Committee.

         9. Ensure that the Company has an effective information technology disaster recovery plan.

         10. Review and make recommendations to the Board concerning the Company's financing plans and policies.

         11. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities including, but not limited to, in response to any report of a "material violation" by the Company, or any officer, director, employee, or agent of the Company, pursuant to Rule 3(b) of the

"Standards of Professional Conduct for Attorneys Appearing and Practicing Before the Commission in the Representation of an Issuer" by any counsel to the Company.

D. Annual Report

         The Committee shall annually prepare a report for inclusion in the Company's proxy statement, to the extent required under the proxy rules relating to the Company's annual shareholders' meeting. In that report, the Committee will state whether it has: (a) reviewed and discussed the audited financial statements with management; (b) discussed with the independent auditor the matters required to be discussed by SAS No. 61, as that statement may be modified or supplemented from time to time; (c) received from the independent auditor the written disclosures and the letter required by Independence Standards Board Standard I, as that standard may be modified or supplemented from time to time, and has discussed with the independent auditor, the independent auditor's independence; and (d) based on a review and discussion referred to in clauses (a), (b) and (c) above, recommended to the Board that the audited financial statements may be included in the Company's annual report on Form 10-K (or Form 10-KSB, as the case may be) for the last fiscal year for filing with the Commission.

                    II. OVERSIGHT OF EXTERNAL AUDIT FUNCTIONS

        The Committee shall schedule meetings as necessary to receive and discuss reports from staff, other committees, and consultants. Particular emphasis will be given by the Committee to significant control deficiencies, and actions taken by management to correct them. The Committee may request through the Chief Financial Officer that the external auditors perform special studies, investigations, or other services in matters of interest or concern to the Committee.

         The  Committee's  oversight of external audit coverage is covered under section I.A. above.

                            III. COMMITTEE MEMBERSHIP

        The Committee shall be composed of two or more directors, each of whom shall be "independent." To be considered independent, a Committee member may not (other than in his capacity as a member of the Committee, the Board or another committee of the Board) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof or be an affiliated person of the Company or any subsidiary thereof. Each member shall comply with the requirements promulgated by the Commission and any stock exchange on which shares of stock of the Company are traded, and shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment. All members of the Committee will have a general understanding of basic finance practices, accounting practices and policies. The Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairman and other members of the Committee shall be appointed by the Board of Directors.

        Vacancies occurring in the Committee may be filled by appointment of the Chairman of the Board upon the recommendations of any nominating committee of the Board of Directors (or similar committee) if such a committee has then been established, but no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

        The Secretary of the Committee shall be appointed by the majority vote of the Committee. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

                             IV. CONDUCT OF BUSINESS

        All meetings require the presence of a majority of the members of the Committee to conduct business. Each Committee member shall have one vote. All actions or determinations by the Committee must be by majority vote of the members present. The Board of Directors shall have overall authority over all Committee actions.

                                 V. COMPENSATION

        The compensation of members of the Committee may be determined from time to time by resolution of the Board of Directors. Members of the Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

                         VI. TIME AND PLACE OF MEETINGS

        Committee meetings shall be held quarterly or more frequently as necessary at an agreed upon location. The Committee may ask members of management or others to attend the meeting and to provide pertinent information as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors separately to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company's financial statements consistent with the Committee's duties and responsibilities set forth herein.

                                  VII. FUNDING

         The Company shall provide appropriate funding, as determined by the Committee, for the payment of: (i) the compensation of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) the compensation of any advisers employed by the Committee pursuant to the provisions of this charter; (iii) administrative expenses of the Committee necessary or appropriate to carry out its duties and responsibilities.

             VIII. PRESENTATION OF REPORTS TO THE BOARD OF DIRECTORS

        The Committee shall make an annual presentation to the Board of Directors within three (3) months after the receipt of the external auditor's opinion on the Company's financial statement. The presentation shall provide an overview of the Committee's activities, findings of importance, conclusions, recommendations, and items that require follow-up or action by the Board. Presentations may be made at more frequent intervals if deemed necessary by the Committee or as requested by the Board of Directors.

                                                                      APPENDIX B

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                         COMPENSATION COMMITTEE CHARTER

                          I. PURPOSE AND RESPONSIBILITY

         The primary functions of the Compensation Committee (the "Committee") of Guardian Technologies International, Inc. (the "Company") are to review and provide oversight of executive compensation as well as to administer the Company's various equity compensation plans. The Committee shall also have those duties delegated to it, if any, under the Company's employee benefit plans.

         The Compensation Committee's compensation policies with respect to the Company's executive officers are based on the principles that compensation should, to a significant extent, be reflective of the financial performance of the Company, align the interests of the Company's management with the interests of its stockholders, and that a portion of executive officers' compensation should provide long-term incentives. The Compensation Committee seeks to have executive compensation set at levels that are sufficiently competitive so that the Company may attract, retain, and motivate high quality executives to contribute to the Company's success. In assessing overall compensation for executive officers, the Compensation Committee considers the Company's performance and industry position, general industry data, and the recommendations of third-party consultants.

                                 II. COMPOSITION

A. Appointment. The Committee shall consist of two (2) or more independent directors, as determined by the Board in accordance with the applicable regulations of the Securities and Exchange Commission ("SEC"), applicable listing standards and any standards of Board independence established by the Board from time to time. In the event a vacancy occurs on the Committee prior to such meeting of the Board, the Board shall appoint a member to fill such vacancy at such time. In appointing members to serve on the Committee, the Board shall consider the independence of the members of the Committee and all of the facts, circumstance, and such other qualifications such as the Board may determine, in its reasonable judgment, to be relevant to serving on the Committee. Among the qualifications the Board seeks in a Committee member are: broad management experience, general familiarity with executive compensation programs, knowledge of and/or experience with corporate performance measurement and incentive approaches, and the ability to assert opinions different from those of management. Unless the Board elects a Chair of the Committee, the Committee may, in its discretion, designate a Chair by an affirmative vote of the majority of the members of the Committee.

B. Term. Members of the Committee shall be elected annually by the full Board and shall hold office until the earlier of (i) the election of their respective successors, (ii) the end of their service as a director of the Company (whether through resignation, removal, expiration of term, or death), or (iii) their resignation from the Committee.

C. Removal. The Board may remove any member of the Committee at any such time as the Board determines, in its reasonable judgment, that (i) such member no longer meets the qualification standard set forth in Article II A of this Charter, or
(ii) it is in the best interests of the Company or its shareholders to remove such member from the Committee.

D. Authority.

                  (i) The Committee shall have the authority to retain, and determine the fees and other retention terms for, such legal, accounting and other advisors to the Committee as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

                  (ii) The Committee shall have the power and authority to interpret this Charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

                  (iii) At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and report its findings to the full Board.

E. Funding. The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to any advisors engaged by the Committee under Article II D above, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                                  III. MEETINGS

A. The Committee shall meet at least annually and at such times as deemed appropriate by the Chairman of the Committee or by a majority of the Committee. The presence of a majority of the members of the Committee shall constitute a quorum for the purposes of a meeting of the Committee. The act of a majority of the directors present at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee shall conduct its meetings in accordance with the Company's Bylaws.

B. The Committee shall meet regularly in executive session. The Committee shall make regular reports to the full Board of all matters approved or reviewed by the Committee. The Committee shall determine from time to time best practices for the conduct of its meetings, such as development of agenda, review of materials in advance of meetings and establishment of a Committee calendar for recurring items.

                         IV. DUTIES AND RESPONSIBILITIES

         The Committee shall have the duty and responsibility to:

A. Review and approve executive officers' annual performance goals for the coming year.

B. Evaluate the performance of the Chief Executive Officer at least annually and determine the Chief Executive Officer's total compensation and the individual elements thereof, based upon such evaluation, and review it with the independent directors of the Board.


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

C. Determine the compensation level of the Chief Executive Officer and President for the coming year. In determining the long-term incentive compensation component, the Committee shall consider the Company's performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers and presidents at comparable companies, and the awards given to the Chief Executive Officer in past years. The Chief Executive Officer shall not be present during voting or deliberations.

D. Evaluate the performance of the Company's other executive officers and determine their total compensation and the individual elements thereof based upon such evaluation, and the compensation level of such executive officers for the coming year.

E.  Produce an annual  report on  executive  compensation  for  inclusion in the
Company's  proxy  statement,   in  accordance  with  applicable  SEC  rules  and
regulations.

F. Make all grants of restricted stock or other equity-based compensation to executive officers, subject to any required approval by shareholders.

G. Administer the Company's Amended and Restated 2003 Stock Incentive Plan and similar prior plan, and make any determinations and interpretations and take such other actions as contemplated thereby for the administration of the plan, insofar as applicable to employees who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to equity securities of the Company, and such other eligible employees or consultants as may be recommended to the Committee by the Chairman, Chief Executive Officer or President; and is authorized to amend any existing award granted to participants under the plan.

H. Review and recommend to the Board for approval any equity-based plans and incentive compensation plans (and material amendments thereto) and monitor the administration of such plans, subject to any required approval by shareholders, and take actions required of it under any such plans.

I. Take actions required of it under the various employee benefit plans of the Company.

J. Assess succession planning for the Company's President and Chief Executive Officer.

K. Review and recommend to the Board the appropriate structure and amount of compensation for the members of the Board.

                         V. REPORTING RESPONSIBILITIES

         The minutes of the Committee reflecting, among other things, all actions taken by the Committee shall be distributed to the Board at the next Board meeting following the meeting of the Committee that is the subject of such minutes.

         In addition, matters within the responsibility of the Committee may be discussed by the full Board from time to time during the course of the year.


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

                                                                      APPENDIX C

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                          NOMINATING COMMITTEE CHARTER

                          I. PURPOSE AND RESPONSIBILITY

         The primary functions of the Nominating Committee (the "Committee") of Guardian Technologies International, Inc. (the "Company") are to (i) identify individuals who are qualified to serve on the Company's Board of Directors (the "Board") based on criteria approved by the Board, and (ii) recommend for selection by the Board the director nominees for the next annual meeting of the shareholders or at any such time that there is a vacancy on the Board.

                                 II. COMPOSITION

E. Appointment. The Committee shall consist of two (2) or more independent directors, as determined by the Board in accordance with the applicable regulations of the Securities and Exchange Commission ("SEC"), applicable listing standards and any standards of Board independence established by the Board from time to time. In the event a vacancy occurs on the Committee prior to such meeting of the Board, the Board shall appoint a member to fill such vacancy at such time. In appointing members to serve on the Committee, the Board shall consider the independence of the members of the Committee and all of the facts, circumstances, and such other qualifications as the Board may determine, in its reasonable judgment, to be relevant to serving on the Committee. Unless the Board elects a Chair of the Committee, the Committee may, in its discretion, designate a Chair by an affirmative vote of the majority of the members of the Committee.

F. Term. Members of the Committee shall be elected annually by the full Board and shall hold office until the earlier of (i) the election of their respective successors, (ii) the end of their service as a director of the Company (whether through resignation, removal, expiration of term, or death), or (iii) their resignation from the Committee.

G. Removal. The Board may remove any member of the Committee at any such time as the Board determines, in its reasonable judgment, that (i) such member no longer meets the qualification standard set forth in Article II(A) of this Charter, or
(ii) it is in the best interests of the Company or its shareholders to remove such member from the Committee.

H. Authority.

                  (i) The Committee shall have the authority to obtain advice and seek assistance from outside advisors, including search firms, as it determines necessary to carry out its duties. The Committee shall have the authority to engage, retain, approve payment of compensation to and other retention terms of, and terminate any director search firm retained to identify and recommend possible candidates for Board membership. The Committee, and each member of the Committee in his or her capacity as a member of the Committee, shall be entitled to rely, in good faith, on information, opinions, reports, statements, or other information prepared for or presented to them by (A) officers and other employees of the Company whom such member believes to be reliable and competent in the matters presented, and (B) counsel or other advisors as to matters which the member believes the person to be reliable and competent in the matters presented.

                  (ii) The Committee shall have the power and authority to interpret this Charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

                  (iii) At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and report its findings to the full Board.

     E. Funding. The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to any advisors engaged by the Committee under
Article II D above, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                                  III. MEETINGS

        The Committee shall meet at least annually or more frequently, as may be necessary or appropriate. The presence of a majority of the members of the Committee shall constitute a quorum for the purposes of a meeting of the Committee. The act of a majority of the directors present at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee shall conduct its meetings in accordance with the Company's Bylaws.

                         IV. DUTIES AND RESPONSIBILITIES

         The Committee shall have the duty and responsibility to:

A. Consider, recommend and recruit candidates to serve on the Board and to recommend the director nominees selected by the Committee for approval by the Board and the shareholders of the Company;

B. Recommend to the Board when new members should be added to the Board;

C. Recommend to the Board the director nominees for the next annual meeting;

D. When vacancies occur or otherwise at the direction of Board, the Committee shall actively seek individuals whom the Committee determines meet the criteria and standards for recommendation to the Board;

E. Consider recommendations of director nominees by shareholders and establish procedures for shareholders to submit recommendations to the Committee in accordance with applicable SEC rules and applicable listing standards;

F. Report, on a periodic basis, to the Board regarding compliance with this Charter, the activities of the Committee and any issues with respect to the duties and responsibilities of the Committee;

G. Establish a process for interviewing and considering a director candidate for nomination to the Board;

H.   Recommend  to  the  Board   guidelines  and  criteria  as  to  the  desired
qualifications of potential Board members;

I. Provide comments and suggestions to the Board concerning Board committee structure, committee operations, committee member qualifications, and committee member appointment;

J. Review and update this Charter at least annually, or more frequently as may be necessary or appropriate; and

K. Perform any other activities consistent with this Charter, the Company's Bylaws and all applicable laws and applicable listing standards, as the Committee deems necessary or appropriate or as may be referred to it from time to time by the Board.

VI. PROCEDURES

A. No member of the Committee shall vote on his or her own nomination.

B. Each year the Committee shall deliver written nominations to the Secretary of the Company at least sixty (60) days prior to the date of the Company's annual meeting, except as otherwise provided herein.

C. Should a person nominated for election at an annual meeting become unwilling or unable to stand for election to the Board prior to election, the Committee may designate a substitute nominee upon delivery, not fewer than five (5) days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary of the Company. Such notice shall include a written consent of any such substitute nominee to serve as a director of the Company.

D. With respect to any vacancy on the Board that may occur from time to time, the Committee shall interview and review the qualifications of any candidate or candidates to fill the vacancy and shall report the name of its nominee to the Secretary of the Company prior to the Board vote to fill any such vacancy.

E. Upon request from the Board, with respect to any person it nominates the Committee shall report to the Board: (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the nominee's written consent to serve as a director, if elected, and (iv) such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

F. No nominee other than a person nominated by the Committee shall be voted upon at any annual meeting of shareholders, except for nominations by shareholders that are made in accordance with the provisions for shareholder nominations set forth in the By-Laws of the Company.


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

                          VI. DIRECTOR NOMINEE CRITERIA

         The Board has determined the Committee consider at a minimum, the following factors in recommending to the Board potential new Board members or the continued service of existing members:

A. Independence- Whether an existing member or potential Board member is independent, as determined by the Board in accordance with applicable law, applicable listing standards and any standards of Board independence as may be established by the Board from time to time.

B. Integrity - Whether the existing member or potential member of the Board demonstrates high ethical standards, professionalism, and integrity in his/her personal and professional dealings.

C. Commitment to Service on the Board- Whether the existing member or potential member of the Board has a history of achievement that reflects high standards for himself/herself and others and is he/she willing to commit himself/herself to his/her duties as a member of the Board including being available to participate in regular meetings and the ability to provide thoughtful consideration of a broad range of issues.

D. Business Judgment- Whether the existing member or potential member of the Board is a senior executive or has he/she had prior experience in managing and making business decisions in the corporate sector.

E. Financial Literacy- Whether the existing member or potential member is financially literate and does he/she know how to read a balance sheet, income statement and cash flow statement, and understand the use of financial ratios and other indices for evaluating Company performance. Also, the Committee should consider whether the Board member or potential member is a "financial expert" within applicable SEC rules, applicable listing standards, legislation, or audit committee guidelines.

F. Public Company Experience- Whether the member or potential member of the Board has past experience with public companies or the SEC, either through past employment, directorships, or advisory or consulting roles.

G. Accounting and Finance- Among the most important missions of the Board is to ensure that shareholder value is both enhanced through corporate performance and protected through adequate internal financial controls. The Committee should consider whether Board should have one or more directors with specific expertise in financial accounting and corporate finance.

H. Industry Knowledge- The Company continually faces new opportunities and challenges that are unique to its industry. The Board should try to have one or more members with appropriate and relevant knowledge specific to the security and technology industry.

I. Retirement- Whether any existing member of the Board has reached retirement age.

J. Diversity- Whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience.

K. Other- Other factors related to the ability and willingness of a potential member of the Board to serve, or an existing member of the Board to continue his/her service.


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

                                                                      APPENDIX D

                            CERTIFICATE OF AMENDMENT
                                       TO
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                 -----------------------------------------------

                   PURSUANT TO SECTIONS 151(g) AND 242 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                 -----------------------------------------------


         GUARDIAN TECHNOLOGIES INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

         WHEREAS, the Corporation executed and filed, on June 26, 2003, a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the "Series A Certificate of Designations") providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of 6,000 shares of Series A Convertible Preferred Stock, $0.20 par value per share, of the Corporation; and

         WHEREAS, as of the date of this amendment, 5,527 shares of preferred stock designated as Series A Convertible Preferred Stock have been issued pursuant to the Series A Certificate of Designations; and

         WHEREAS, on August __, 2004, the Board of Directors of the Corporation duly adopted a resolution setting forth certain amendments to the Series A Certificate of Designations authorizing a change in the terms of conversion of Series A Convertible Preferred Stock; and

         WHEREAS, Section 10 of the Series A Certificate of Designations requires the affirmative vote of at least a majority of the Series A stockholders then outstanding to alter or change the designations, preferences and relative, participating, optional or other special rights of the Series A Convertible Preferred Stock; and

         WHEREAS, pursuant to the resolution of the Board of Directors of the Corporation, a meeting of the stockholders of the Corporation was duly held upon notice in accordance with Section 222 of the General Corporation Law; and

         WHEREAS, by the affirmative written vote of the stockholders of the Corporation entitled to vote on the following amendment, such stockholders authorized and approved the amendments contained in the Board of Directors' resolution set forth hereinbelow; and

         WHEREAS, the amendments to the Series A Certificate of Designations contained in the Board of Directors' resolution set forth hereinbelow were duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         FURTHER RESOLVED, that the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on _____, 2004 (the "Series A Certificate of Amendment"), is hereby amended by deleting in its entirety Section 7(a) and inserting in lieu thereof the following:

          (a) Automatic Mandatory Conversion. Each share of Preferred Stock shall automatically convert into 1,000 shares of Common Stock effective 5:00 p.m. Washington, D.C. time on November 30, 2004 (the "Conversion Date").

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Series A Certificate of Amendment to be signed by its President and Secretary as of the __ day of ______, 2004.

Attest:


------------------------------              ------------------------------
Michael W. Trudnak, Secretary               Robert A. Dishaw, President

[SEAL]

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                                NOVEMBER __, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael W. Trudnak and Robert A. Dishaw, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of stockholders to be held on November __, 2004, at 10.00 a.m. at the _______________________ of
______________________________, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.


1. ELECT TWO (2) DIRECTORS FOR A THREE YEAR TERM, AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

         |_|  FOR THE NOMINEES LISTED           |_|    WITHHOLD AUTHORITY
              BELOW                                    to vote for the nominee
                                                       listed below

     (INSTRUCTION: To withhold authority to vote for a nominee strike a line through the nominee's name below.)

                                     Class 1
                                 M. RILEY REPKO
                                 CHARLES T. NASH


2. RATIFY THE APPOINTMENT OF ARONSON & COMPANY AS THE INDEPENDENT ACCOUNTANTS OF GUARDIAN FOR 2004.

         |_| FOR           |_| AGAINST             |_| ABSTAIN


         (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

3. APPROVE AN AMENDMENT TO GUARDIAN'S CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK AMENDING THE TERMS OF CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK TO PROVIDE FOR THE AUTOMATIC MANDATORY CONVERSION OF EACH OUTSTANDING SHARE OF SERIES A CONVERTIBLE PREFERRED STOCK INTO 1,000 SHARES OF COMMON STOCK EFFECTIVE NOVEMBER 30, 2004.

         |_| FOR           |_| AGAINST             |_| ABSTAIN


         TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURMENT THEREOF.

Dated:   _______________________            ______________________________
                                            Signature

Dated:   _______________________            ______________________________
                                            Signature, if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

PLEASE  MARK,  SIGN AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.